UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2018

Date of reporting period :	June 1, 2017 — May 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

July 17, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a sharp downturn early in the year pushed the U.S. market into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund’s management team has experience in global allocation strategies over several market cycles.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The fund is not intended to outperform stocks and bonds during strong market rallies.

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Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 15–16.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Jason, what was the fund’s investment environment like during the reporting period?

Persistent and synchronous global economic acceleration — along with low volatility, low inflation, and accommodative monetary policies — provided a supportive backdrop for asset markets from the beginning of the period through January 2018. U.S. stocks reached a series of new historic highs, led by sectors that are more sensitive to economic growth, such as information technology. Fixed-income credit spreads tightened amid heightened demand for risk, boosting high-yield and emerging-market bonds. Steady longer-term interest rates kept high-quality bonds in the black, and all major asset classes, including commodity securities and inflation-protected debt, posted gains.

During the course of the first quarter, however, a number of crosscurrents catalyzed an abrupt return of volatility. Also, with the outlook for inflation and economic growth solidifying, and the Federal Reserve signaling the likelihood of a sustained tightening cycle, the 10-year U.S. Treasury yield rose to its highest level in four years.

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

Following the first-quarter downturn, U.S. stocks rallied in April and May, led by small-cap shares. Fueled by their late-period leadership amid strengthening U.S. economic growth, domestically focused small-cap stocks outpaced large- and mid-cap stocks for the full 12-month period. Along with strong performance from the technology sector, energy stocks were propelled higher by rising oil prices, while financial shares gained on the back of higher interest rates and reduced government regulation. Overseas, foreign-market equities lagged in U.S.-dollar terms during the latter months of the period, as the greenback strengthened versus other major currencies.

Bond markets remained under pressure until mid May. At that point, market sentiment shifted abruptly when signals from the Fed of possibly slower interest rate hikes dovetailed with a “flight to quality,” causing a meaningful pullback in rates and an accompanying jump in bond prices. Most fixed-income sectors gained, although high-yield corporate credit was generally flat while world bonds posted losses.

Please describe the fund’s positioning and how it influenced relative performance during the 12-month reporting period.

The fund allocates assets across four different risk categories: stocks, interest-rate-sensitive bonds, credit-sensitive bonds, and inflation-sensitive assets. The risk allocations within the fund’s custom benchmark comprise roughly 50% in global equities and about 17% each in rate-sensitive bonds, high-yield bonds, and commodities/inflation-sensitive securities.

The fund’s positive return reflected strong investor appetite for risk during the period.

6 Dynamic Risk Allocation Fund

A substantial portion of this gain resulted from the strong performance of U.S. stocks. International stocks, both in developed and emerging markets [EM], also performed well during much of the period. Within the fund’s allocation to inflation-sensitive risk, broad exposure to commodities also generated favorable results, fueled by rising oil prices during the period.

The fund lagged its benchmark but comfortably topped the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Fundamentally, we seek to add value in two ways: through asset allocation strategies and via active implementation decisions within those allocations. Our allocation strategies helped relative performance during the period. We emphasized stocks over rate-sensitive bonds, and this positioning proved beneficial since equities significantly outperformed. Within the equity allocation, exposure to small-cap stocks provided a nice boost to results. Elsewhere, we added value by having a tactical overweighting in commodities during the second half of 2017 and also early in 2018 — periods during which prices for oil and other commodities generally rallied. On the downside, tactical positioning

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/18. Short-term investments, TBA commitments and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

within high-yield corporate credit hampered relative performance this period.

Active implementation results were mixed, but detracted overall. On the positive side, U.S. stock selection added value above and beyond the general rally in stocks. Fixed-income selection, which focused on securitized mortgage debt, also contributed. Conversely, adverse picks among EM equities and implementation decisions within commodities detracted from relative performance.

Did you make any notable strategy shifts during the period?

We made minor shifts around benchmark allocations to favor U.S. large- and small-cap stocks, but otherwise maintained allocations close to our strategic benchmark weights. Within fixed income, we continued to favor securitized debt. We also made several tactical adjustments to the fund’s commodities exposure throughout the period.

What is your outlook for the months ahead?

We continue to have a constructive view for U.S. stocks, based on global economic growth trends, strong corporate earnings, and the potential for accelerated share buybacks as companies repatriate cash held overseas. The first-quarter stock market correction helped to remove some froth from stock valuations and is, in our view, more of a return to a normal market environment than a cause for serious concern.

We expect bond yields in the United States and globally to continue rising based on several factors. These factors include continued strength in global economic growth; positive momentum resulting from U.S. tax reform; a persistently heavy supply of new bonds entering the market; the gradual movement of the European Central Bank toward rate normalization; and growing uncertainty regarding inflation.

In corporate credit, we think positive overall momentum and a benign economic environment are offset by unattractive balance sheet fundamentals, such as high debt levels and declining interest-coverage ratios, which represent a corporation’s ability to manage its cost of debt. Spreads for investment-grade and high-yield corporate credit finished the period near their lows for the current market

Allocations are shown as a percentage of the fund’s net assets as of 5/31/18. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

cycle — another factor that prevents us from being overly constructive. As a result, we have moved to a slight underweight allocation to credit.

We continue to have a positive outlook for commodities. Our view here has strengthened, based on numerous factors that we believe to be supportive. These include favorable readings from the Purchasing Managers Index, solid performance in emerging markets, and the potential for a weaker U.S. dollar in the months ahead.

Thanks for your time and for bringing us up to date, Jason.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	39.14%	5.05%	24.20%	4.43%	12.74%	4.08%	8.86%
After sales charge	31.14	4.13	17.06	3.20	6.25	2.04	2.60
Class B (9/19/11)
Before CDSC	32.23	4.26	19.51	3.63	10.15	3.27	7.97
After CDSC	32.23	4.26	17.51	3.28	7.15	2.33	2.97
Class C (9/19/11)
Before CDSC	32.29	4.27	19.59	3.64	10.17	3.28	7.99
After CDSC	32.29	4.27	19.59	3.64	10.17	3.28	6.99
Class M (9/19/11)
Before sales charge	34.55	4.53	21.04	3.89	11.01	3.54	8.29
After sales charge	29.84	3.98	16.81	3.16	7.12	2.32	4.50
Class R (9/19/11)
Net asset value	36.74	4.78	22.57	4.15	11.81	3.79	8.51
Class R6 (7/2/12)
Net asset value	42.35	5.41	26.26	4.77	13.95	4.45	9.19
Class Y (9/19/11)
Net asset value	41.52	5.32	25.73	4.69	13.54	4.32	9.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 5/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Putnam Dynamic
Risk Allocation	42.23%	5.40%	23.79%	4.36%	14.35%	4.57%	8.94%
Blended Index*
Lipper Alternative
Global Macro
Funds category	29.44	3.78	14.09	2.58	6.25	1.94	4.81
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 15–16.

† Over the 1-year, 3-year, 5-year,and life-of-fund periods ended 5/31/18, there were 266, 242, 195, and 142 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,223 and $13,229, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,984. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,674, $14,235, and $14,152, respectively.

Dynamic Risk Allocation Fund 11

Fund price and distribution information For the 12-month period ended 5/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.315		$0.225	$0.218	$0.253		$0.296	$0.359	$0.345
Capital gains	—		—	—	—		—	—	—
Total	$0.315		$0.225	$0.218	$0.253		$0.296	$0.359	$0.345
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
5/31/17	$10.96	$11.63	$10.76	$10.78	$10.94	$11.34	$10.93	$10.94	$10.99
5/31/18	11.61	12.32	11.39	11.42	11.59	12.01	11.56	11.58	11.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	38.30%	4.90%	27.41%	4.96%	14.74%	4.69%	9.09%
After sales charge	30.35	3.99	20.08	3.73	8.15	2.64	2.82
Class B (9/19/11)
Before CDSC	31.42	4.11	22.73	4.18	12.24	3.92	8.32
After CDSC	31.42	4.11	20.73	3.84	9.24	2.99	3.32
Class C (9/19/11)
Before CDSC	31.48	4.12	22.71	4.18	12.27	3.93	8.33
After CDSC	31.48	4.12	22.71	4.18	12.27	3.93	7.33
Class M (9/19/11)
Before sales charge	33.74	4.38	24.28	4.44	13.08	4.18	8.63
After sales charge	29.06	3.83	19.93	3.70	9.12	2.95	4.83
Class R (9/19/11)
Net asset value	35.91	4.63	25.74	4.69	13.82	4.41	8.75
Class R6 (7/2/12)
Net asset value	41.62	5.27	29.61	5.32	16.07	5.09	9.53
Class Y (9/19/11)
Net asset value	40.79	5.18	29.09	5.24	15.66	4.97	9.45

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/17*	1.14%	1.89%	1.89%	1.64%	1.39%	0.76%	0.89%
Total annual operating expenses for the
fiscal year ended 5/31/17	1.37%	2.12%	2.12%	1.87%	1.62%	0.99%	1.12%
Annualized expense ratio for the
six-month period ended 5/31/18†	1.13%	1.88%	1.88%	1.63%	1.38%	0.75%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/18.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/17 to 5/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.69	$9.44	$9.45	$8.20	$6.94	$3.78	$4.43
Ending value (after expenses)	$1,019.70	$1,014.70	$1,015.80	$1,016.90	$1,018.10	$1,021.00	$1,020.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/18, use the following calculation method. To find the value of your investment on 12/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$5.69	$9.45	$9.45	$8.20	$6.94	$3.78	$4.43
Ending value (after expenses)	$1,019.30	$1,015.56	$1,015.56	$1,016.80	$1,018.05	$1,021.19	$1,020.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND),

Dynamic Risk Allocation Fund 15

this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% the S&P Goldman Sachs Commodity Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Risk Allocation Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Risk Allocation Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Risk Allocation Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Risk Allocation Fund 19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
July 17, 2018

20 Dynamic Risk Allocation Fund

The fund’s portfolio 5/31/18

COMMON STOCKS (46.8%)*	Shares	Value
Banking (3.6%)
ABN AMRO Group NV GDR (Netherlands)	6,055	$157,474
Agricultural Bank of China, Ltd. (China)	268,000	137,692
Banco Santander (Brasil) S.A. (Units) (Brazil)	11,800	107,035
Bank Negara Indonesia Persero Tbk PT (Indonesia)	9,000	5,472
Bank of China, Ltd. (China)	182,000	94,497
Bank of Communications Co., Ltd. (China)	147,000	116,206
BB&T Corp.	628	32,970
BNP Paribas SA (France)	2,633	164,167
China Construction Bank Corp. (China)	257,000	258,857
Chongqing Rural Commercial Bank Co., Ltd. (China)	64,000	42,530
DNB ASA (Norway)	5,178	92,537
HSBC Holdings PLC (United Kingdom)	4,815	46,135
Industrial & Commercial Bank of China, Ltd. (China)	263,000	216,364
Industrial Bank of Korea (South Korea)	10,864	156,819
Itau Unibanco Holding SA (Preference) (Brazil) †	5,400	62,322
Japan Post Bank Co., Ltd. (Japan)	900	11,219
JPMorgan Chase & Co.	11,260	1,204,933
Lloyds Banking Group PLC (United Kingdom)	52,464	44,093
Mitsubishi UFJ Financial Group, Inc. (Japan)	36,700	219,284
Mizuho Financial Group, Inc. (Japan)	118,700	206,384
PNC Financial Services Group, Inc. (The)	5,196	745,158
Public Bank Bhd (Malaysia)	14,400	86,188
Resona Holdings, Inc. (Japan)	34,400	191,138
Sberbank of Russia PJSC ADR (Russia)	4,602	65,983
Shinhan Financial Group Co., Ltd. (South Korea)	1,426	57,737
Sumitomo Mitsui Financial Group, Inc. (Japan)	5,700	235,412
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,400	58,240
SunTrust Banks, Inc.	4,283	289,145
Turkiye Garanti Bankasi AS (Turkey)	28,899	56,835
Turkiye Is Bankasi AS Class C (Turkey)	28,629	37,658
U.S. Bancorp	5,403	270,096
United Overseas Bank, Ltd. (Singapore)	5,800	121,404
		5,591,984
Basic materials (1.8%)
Anglo American PLC (United Kingdom)	7,259	173,494
Anhui Conch Cement Co., Ltd. (China)	23,000	140,684
ArcelorMittal SA (France) †	5,704	183,653
Arkema SA (France)	900	110,303
BASF SE (Germany)	2,104	207,359
BHP Billiton, Ltd. (Australia)	10,953	272,133
Boliden AB (Sweden)	1,034	36,471
Boliden AB (Sweden) †	1,034	672
CIMIC Group, Ltd. (Australia)	1,458	45,284
Covestro AG (Germany)	2,124	193,707
Evonik Industries AG (Germany)	3,207	112,252
Formosa Chemicals & Fibre Corp. (Taiwan)	60,000	229,358
Formosa Plastics Corp. (Taiwan)	4,000	14,305
Freeport-McMoRan, Inc. (Indonesia)	2,000	33,800

Dynamic Risk Allocation Fund 21

COMMON STOCKS (46.8%)* cont.	Shares	Value
Basic materials cont.
Kumba Iron Ore, Ltd. (South Africa)	2,930	$66,606
Lotte Chemical Corp. (South Korea)	353	120,505
Mitsubishi Chemical Holdings Corp. (Japan)	9,900	91,260
Mitsubishi Gas Chemical Co., Inc. (Japan)	1,900	48,296
Mitsubishi Materials Corp. (Japan)	500	13,841
MMC Norilsk Nickel PJSC ADR (Russia)	963	17,083
PTT Global Chemical PCL (Thailand)	45,400	126,663
Rio Tinto PLC (United Kingdom)	3,055	172,254
Sherwin-Williams Co. (The)	626	237,411
Sinopec Shanghai Petrochemical Co., Ltd. (China)	64,000	47,147
Taisei Corp. (Japan)	1,600	87,561
Toyo Suisan Kaisha, Ltd. (Japan)	400	14,249
voestalpine AG (Austria)	878	46,848
		2,843,199
Capital goods (3.3%)
ACS Actividades de Construccion y Servicios SA (Spain)	3,806	157,631
Avery Dennison Corp.	2,028	213,001
Berry Plastics Group, Inc. †	1,890	91,268
BWX Technologies, Inc.	1,905	127,140
China Railway Group, Ltd. (China)	98,000	78,999
Crown Holdings, Inc. †	7,347	318,419
Faurecia SA (France)	1,929	164,835
General Dynamics Corp.	2,131	429,844
Hitachi, Ltd. (Japan)	27,000	196,706
Honeywell International, Inc.	4,258	629,801
Huntington Ingalls Industries, Inc.	313	69,195
JTEKT Corp (Japan)	2,600	37,704
L3 Technologies, Inc.	1,534	304,238
Mitsubishi Electric Corp. (Japan)	3,700	52,313
Northrop Grumman Corp.	2,413	789,654
Raytheon Co.	3,939	825,221
United Tractors Tbk PT (Indonesia)	36,400	91,521
Vinci SA (France)	2,117	206,821
Waste Management, Inc.	4,153	343,495
		5,127,806
Communication services (1.3%)
ARRIS International PLC †	1,328	33,572
BT Group PLC (United Kingdom)	61,415	167,300
China Mobile, Ltd. (China)	3,000	26,894
Equinix, Inc. R	291	115,483
KDDI Corp. (Japan)	8,200	221,363
LG Uplus Corp. (South Korea)	6,829	73,933
Nippon Telegraph & Telephone Corp. (Japan)	4,200	196,676
NTT DoCoMo, Inc. (Japan)	4,100	105,985
SK Telecom Co., Ltd. (South Korea)	650	133,736
Swisscom AG (Switzerland)	325	144,752
Telstra Corp., Ltd. (Australia)	58,031	122,643
TIM Participacoes SA (Brazil)	31,000	111,628

22 Dynamic Risk Allocation Fund

COMMON STOCKS (46.8%)* cont.	Shares	Value
Communication services cont.
Verizon Communications, Inc.	8,767	$417,923
Zayo Group Holdings, Inc. †	4,169	145,081
		2,016,969
Conglomerates (0.7%)
Danaher Corp.	7,790	773,391
Marubeni Corp. (Japan)	18,600	144,487
Mitsui & Co., Ltd. (Japan)	9,500	166,786
		1,084,664
Consumer cyclicals (5.6%)
Adecco Group AG (Switzerland)	1,776	106,316
Amazon.com, Inc. †	153	249,332
Aramark	1,320	51,242
Barloworld, Ltd. (South Africa)	5,673	59,132
Berkeley Group Holdings PLC (The) (United Kingdom)	2,719	153,494
Booking Holdings, Inc. †	110	231,981
Caesars Entertainment Corp. †	1,093	13,280
Dai Nippon Printing Co., Ltd. (Japan)	2,000	42,793
Dongfeng Motor Group Co., Ltd. (China)	62,000	70,493
Ecolab, Inc.	1,119	159,581
Fiat Chrysler Automobiles NV (Italy) †	8,777	198,890
Ford Motor Co.	15,899	183,633
Ford Otomotiv Sanayi AS (Turkey)	2,216	31,313
Galaxy Entertainment Group, Ltd. (Hong Kong)	16,000	140,493
Geely Automobile Holdings, Ltd. (China)	24,000	67,473
Haier Electronics Group Co., Ltd. (China)	7,000	25,127
Harvey Norman Holdings, Ltd. (Australia) S	17,864	48,477
Hermes International (France)	39	27,835
Home Depot, Inc. (The)	656	122,377
Honda Motor Co., Ltd. (Japan)	1,600	50,847
Host Hotels & Resorts, Inc. R	8,544	184,807
Hyatt Hotels Corp. Class A	2,011	164,359
Imperial Holdings, Ltd. (South Africa)	4,852	77,785
Industrivarden AB Class A (Sweden)	2,790	60,982
Itausa — Investimentos Itau SA (Preference) (Brazil)	2,000	6,031
John Wiley & Sons, Inc. Class A	658	44,612
Kimberly-Clark Corp.	5,207	525,126
Kingfisher PLC (United Kingdom)	35,894	145,422
KOC Holding AS (Turkey)	29,904	92,238
Lagardere SCA (France)	795	21,508
Lowe’s Cos., Inc.	7,116	676,091
Marks & Spencer Group PLC (United Kingdom)	30,500	114,992
Marriott International, Inc./MD Class A	286	38,713
Michael Kors Holdings, Ltd. †	2,761	158,454
Mr Price Group, Ltd. (South Africa)	4,612	90,862
Naspers, Ltd. Class N (South Africa)	153	36,409
News Corp. Class A	6,369	95,726
Next PLC (United Kingdom)	259	19,973
Peugeot SA (France)	7,805	182,746
Pou Chen Corp. (Taiwan)	7,000	8,551

Dynamic Risk Allocation Fund 23

COMMON STOCKS (46.8%)* cont.	Shares	Value
Consumer cyclicals cont.
PVH Corp.	1,796	$287,360
Randstad Holding NV (Netherlands)	838	50,126
Renault SA (France)	636	61,815
Ross Stores, Inc.	4,588	361,901
RTL Group SA (Belgium)	738	55,659
Scotts Miracle-Gro Co. (The) Class A	723	61,549
Smiles Fidelidade SA (Brazil)	5,500	86,058
Suzuki Motor Corp. (Japan)	200	11,464
Taylor Wimpey PLC (United Kingdom)	69,775	176,405
Time Warner, Inc.	8,556	805,633
TJX Cos., Inc. (The)	7,894	712,986
Toppan Printing Co., Ltd. (Japan)	7,000	56,935
Toyota Motor Corp. (Japan)	1,900	120,261
TUI AG (Germany)	6,171	143,068
Volvo AB (Sweden)	10,757	185,270
Wal-Mart de Mexico SAB de CV (Mexico)	55,300	139,271
Walt Disney Co. (The)	4,598	457,363
Worldpay, Inc. Class A †	3,562	283,072
Zhongsheng Group Holdings, Ltd. (China)	14,500	46,339
		8,882,031
Consumer finance (0.5%)
American Express Co.	7,966	783,058
		783,058
Consumer staples (3.6%)
Altria Group, Inc.	3,183	177,420
Asahi Group Holdings, Ltd. (Japan)	400	20,883
Ashtead Group PLC (United Kingdom)	2,441	75,325
Associated British Foods PLC (United Kingdom)	3,050	107,400
Bright Horizons Family Solutions, Inc. †	225	22,770
British American Tobacco PLC (United Kingdom)	1,172	60,290
Coca-Cola Amatil, Ltd. (Australia)	9,552	63,998
Constellation Brands, Inc. Class A	3,376	753,118
Gruma SAB de CV Class B (Mexico)	6,159	64,796
Hershey Co. (The)	2,671	240,497
Indofood Sukses Makmur Tbk PT (Indonesia)	55,400	28,161
Ingredion, Inc.	953	106,155
ITOCHU Corp. (Japan)	10,500	196,604
J Sainsbury PLC (United Kingdom)	43,430	183,810
Kao Corp. (Japan)	1,000	77,344
Kirin Holdings Co., Ltd. (Japan)	3,300	93,395
Koninklijke Ahold Delhaize NV (Netherlands)	4,063	93,457
LG Corp. (South Korea)	411	27,931
Liberty Expedia Holdings, Inc. Class A †	790	34,294
McDonald’s Corp.	5,213	834,132
Metro Wholesale & Food Specialist AG (Germany)	5,988	80,638
Monster Beverage Corp. †	5,541	283,478
Nestle SA (Switzerland)	1,416	106,724
PepsiCo, Inc.	469	47,017
Pinnacle Foods, Inc.	3,350	214,199

24 Dynamic Risk Allocation Fund

COMMON STOCKS (46.8%)* cont.	Shares	Value
Consumer staples cont.
Pola Orbis Holdings, Inc. (Japan)	1,600	$78,899
Procter & Gamble Co. (The)	3,672	268,680
Swedish Match AB (Sweden)	2,441	115,763
Sysco Corp.	6,468	420,614
Tesco PLC (United Kingdom)	17,916	58,528
Turkiye Sise ve Cam Fabrikalari AS (Turkey)	14,566	12,797
Uni-President Enterprises Corp. (Taiwan)	12,000	29,207
US Foods Holding Corp. †	6,972	248,761
Want Want China Holdings, Ltd. (China)	93,000	91,924
WH Group, Ltd. (Hong Kong)	169,500	173,673
WM Morrison Supermarkets PLC (United Kingdom)	12,829	41,897
Woolworths Group, Ltd. (Australia)	6,863	147,385
		5,681,964
Energy (2.7%)
China Petroleum & Chemical Corp. (Sinopec) (China)	172,000	167,780
Equinor ASA (Norway)	8,089	212,356
Exxon Mobil Corp.	8,745	710,444
Formosa Petrochemical Corp. (Taiwan)	8,000	32,318
Halcon Resources Corp. †	3,109	15,048
Marathon Petroleum Corp.	6,625	523,574
Nine Point Energy F	540	7,430
Occidental Petroleum Corp.	9,689	815,814
Phillips 66	2,000	232,980
PTT PCL (Foreign depositary shares) (Thailand)	90,100	147,162
Repsol SA (Spain)	10,427	198,348
Royal Dutch Shell PLC Class B (United Kingdom)	8,999	320,351
SandRidge Energy, Inc. †	1,296	18,844
SK Innovation Co., Ltd. (South Korea)	120	22,886
Tervita Corp. Class A (Canada)	63	437
Thai Oil PCL (Thailand)	9,700	27,896
TOTAL SA (France)	5,508	334,745
Valero Energy Corp.	3,337	404,444
		4,192,857
Financial (0.8%)
3i Group PLC (United Kingdom)	9,949	126,084
Broadridge Financial Solutions, Inc.	781	90,166
CME Group, Inc.	2,054	334,597
CoreLogic, Inc. †	1,959	102,710
DGB Financial Group, Inc. (South Korea)	2,424	23,205
Hana Financial Group, Inc. (South Korea)	2,001	77,006
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	1,200	38,564
Intercontinental Exchange, Inc.	822	58,272
KB Financial Group, Inc. (South Korea)	1,396	67,150
Macquarie Group, Ltd. (Australia)	1,209	104,163
ORIX Corp. (Japan)	11,000	183,870
Yuanta Financial Holding Co., Ltd. (Taiwan)	144,000	67,564
		1,273,351

Dynamic Risk Allocation Fund 25

COMMON STOCKS (46.8%)* cont.	Shares	Value
Health care (4.6%)
AbbVie, Inc.	1,908	$188,778
Akorn, Inc. †	4,400	61,468
Alfresa Holdings Corp. (Japan)	600	15,101
Allergan PLC	430	64,844
Amgen, Inc.	1,303	234,045
Anthem, Inc.	607	134,402
Astellas Pharma, Inc. (Japan)	14,100	215,195
Baxter International, Inc.	7,783	551,348
Biogen, Inc. †	161	47,328
Boston Scientific Corp. †	2,485	75,519
Bristol-Myers Squibb Co.	2,002	105,345
Celgene Corp. †	1,673	131,632
Charles River Laboratories International, Inc. †	581	62,469
Eli Lilly & Co.	1,731	147,204
Fresenius Medical Care AG & Co., KGaA (Germany)	719	71,828
Gilead Sciences, Inc.	1,906	128,464
GlaxoSmithKline PLC (United Kingdom)	7,551	152,982
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	6,000	31,231
Hengan International Group Co., Ltd. (China)	4,500	42,801
Humana, Inc.	2,648	770,515
Hypermarcas SA (Brazil)	15,400	116,615
Intuitive Surgical, Inc. †	94	43,209
Johnson & Johnson	4,383	524,294
Medipal Holdings Corp. (Japan)	2,000	46,012
Merck & Co., Inc.	5,570	331,582
Mettler-Toledo International, Inc. †	52	28,638
Novartis AG (Switzerland)	4,793	355,610
Omega Healthcare Investors, Inc. R S	3,481	106,693
PerkinElmer, Inc.	817	60,728
Pfizer, Inc.	18,291	657,196
Recordati SpA (Italy)	3,987	147,840
Roche Holding AG (Switzerland)	1,569	336,523
Shionogi & Co., Ltd. (Japan)	2,700	141,278
St Shine Optical Co., Ltd. (Taiwan)	2,000	53,122
Thermo Fisher Scientific, Inc.	307	63,939
UCB SA (Belgium)	1,718	135,281
UnitedHealth Group, Inc.	1,388	335,216
Ventas, Inc. R	985	53,840
Vertex Pharmaceuticals, Inc. †	472	72,688
Zoetis, Inc.	3,894	325,928
		7,168,731
Insurance (1.8%)
Aegon NV (Netherlands)	2,729	16,949
Ageas (Belgium)	3,526	178,640
Allianz SE (Germany)	1,237	255,233
Allstate Corp. (The)	5,209	486,937
AXA SA (France)	7,111	178,082
Berkshire Hathaway, Inc. Class B †	102	19,536
Fosun International, Ltd. (China)	48,000	104,674

26 Dynamic Risk Allocation Fund

COMMON STOCKS (46.8%)* cont.	Shares	Value
Insurance cont.
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	427	$13,473
IRB Brasil Resseguros SA (Brazil)	4,100	53,088
Loews Corp.	6,071	296,690
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	877	180,793
NN Group NV (Netherlands)	4,086	175,297
Old Mutual PLC (South Africa)	24,443	77,942
Old Republic International Corp.	7,519	157,749
People’s Insurance Co. Group of China, Ltd. (China)	188,000	88,363
Reinsurance Group of America, Inc.	842	125,828
Swiss Re AG (Switzerland)	1,291	111,746
Travelers Cos., Inc. (The)	2,366	304,078
		2,825,098
Investment banking/Brokerage (0.1%)
China Cinda Asset Management Co., Ltd. (China)	235,000	84,949
Daiwa Securities Group, Inc. (Japan)	4,000	23,141
		108,090
Real estate (5.1%)
AGNC Investment Corp. R	13,479	253,675
Agree Realty Corp. R	975	51,617
Alexandria Real Estate Equities, Inc. R	1,009	126,044
American Homes 4 Rent R	4,124	82,150
Annaly Capital Management, Inc. R	24,304	253,491
Apple Hospitality REIT, Inc. R	3,309	62,970
AvalonBay Communities, Inc. R	1,229	203,449
Barratt Developments PLC (United Kingdom)	5,430	39,391
Boston Properties, Inc. R	1,530	186,308
Brandywine Realty Trust R	4,306	70,016
Camden Property Trust R	2,114	186,032
Cheung Kong Property Holdings, Ltd. (Hong Kong)	21,000	175,114
Chimera Investment Corp. R	6,070	111,749
CoreSite Realty Corp. R	524	55,628
Corporate Office Properties Trust R	2,367	66,039
Country Garden Holdings co., Ltd. (China)	62,000	120,482
Digital Realty Trust, Inc. R	559	60,081
Douglas Emmett, Inc. R	2,848	109,620
Duke Realty Corp. R	6,389	179,659
Empire State Realty Trust, Inc. Class A R	1,797	30,477
EPR Properties R	3,624	222,477
Equity Commonwealth † R	1,566	48,718
Equity Lifestyle Properties, Inc. R	1,355	123,170
Equity Residential Trust R	8,511	544,619
Essex Property Trust, Inc. R	680	162,540
Extra Space Storage, Inc. R	1,713	164,876
Fonciere Des Regions (France) R	536	56,075
Four Corners Property Trust, Inc. R	1,129	25,843
Gaming and Leisure Properties, Inc. R	3,995	140,225
Getty Realty Corp. R	1,409	36,789
GGP, Inc. R	7,146	144,921

Dynamic Risk Allocation Fund 27

COMMON STOCKS (46.8%)* cont.	Shares	Value
Real estate cont.
Guangzhou R&F Properties Co., Ltd. (China)	34,800	$81,069
HCP, Inc. R	2,491	59,709
Highwoods Properties, Inc. R	1,759	84,133
Hudson Pacific Properties, Inc. R	2,121	75,083
iStar, Inc. † R	6,689	72,442
JBG SMITH Properties R	565	20,843
Kerry Properties, Ltd. (Hong Kong)	6,500	34,732
Liberty Property Trust R	4,570	202,040
Macerich Co. (The) R	1,227	68,258
Medical Properties Trust, Inc. R	7,938	107,719
MFA Financial, Inc. R	7,759	60,365
Monmouth Real Estate Investment Corp. R	830	12,824
National Health Investors, Inc. R	1,161	85,705
National Retail Properties, Inc.	2,650	109,790
New Residential Investment Corp. R	11,203	200,310
Nomura Real Estate Holdings, Inc. (Japan)	1,600	37,425
Park Hotels & Resorts, Inc. R	4,960	159,812
Persimmon PLC (United Kingdom)	5,026	189,249
Piedmont Office Realty Trust, Inc. Class A R	3,196	61,427
Prologis, Inc. R	4,295	276,383
PS Business Parks, Inc. R	400	49,024
Public Storage R	1,280	271,155
Realty Income Corp. R	335	17,856
Saul Centers, Inc. R	190	9,416
Select Income REIT R	1,201	25,942
Simon Property Group, Inc. R	2,305	369,307
SL Green Realty Corp. R	1,375	134,090
Spirit Realty Capital, Inc. R	11,760	103,018
Starwood Property Trust, Inc. R	6,377	138,445
Sun Hung Kai Properties, Ltd. (Hong Kong)	4,000	64,453
Sunstone Hotel Investors, Inc. R	6,127	106,549
Tier REIT, Inc. R	1,076	23,629
Two Harbors Investment Corp. R	5,964	92,740
UDR, Inc. R	3,968	144,713
Washington Prime Group, Inc. R	10,100	73,427
Welltower, Inc. R	3,185	183,615
WP Carey, Inc. R	1,532	102,966
		8,003,908
Technology (8.8%)
Acer, Inc. (Taiwan)	76,000	61,940
Alibaba Group Holding, Ltd. ADR (China) †	1,115	220,781
Alphabet, Inc. Class A †	961	1,057,100
Amadeus IT Holding SA Class A (Spain)	1,785	141,459
Amdocs, Ltd.	1,574	106,182
Apple, Inc.	4,956	926,128
Applied Materials, Inc.	7,550	383,389
Avaya Holdings Corp. †	1,791	39,527
CDK Global, Inc.	2,876	185,071
Cisco Systems, Inc.	599	25,583

28 Dynamic Risk Allocation Fund

COMMON STOCKS (46.8%)* cont.	Shares	Value
Technology cont.
Cognizant Technology Solutions Corp. Class A	9,558	$720,195
Corning, Inc.	2,665	72,408
Dell Technologies, Inc. Class V †	2,206	177,936
eBay, Inc. †	19,017	717,321
F5 Networks, Inc. †	2,804	485,400
Facebook, Inc. Class A †	2,547	488,464
Fidelity National Information Services, Inc.	4,538	463,874
Fiserv, Inc. †	4,534	329,168
Fujitsu, Ltd. (Japan)	1,000	6,102
Genpact, Ltd.	2,463	73,964
Harris Corp.	2,422	364,438
Hoya Corp. (Japan)	3,400	201,064
HP, Inc.	20,201	445,028
Intuit, Inc.	4,500	907,200
Iron Mountain, Inc. R	3,417	113,752
Keyence Corp. (Japan)	100	61,129
LG Electronics, Inc. (South Korea)	884	75,652
Maxim Integrated Products, Inc.	4,547	266,682
Microsoft Corp.	5,221	516,044
NetApp, Inc.	6,260	427,683
Nexon Co., Ltd. (Japan) †	1,800	29,704
Otsuka Corp. (Japan)	2,000	82,257
Radiant Opto-Electronics Corp. (Taiwan)	34,000	70,962
Red Hat, Inc. †	2,763	448,766
Samsung Electronics Co., Ltd. (South Korea)	15,354	720,733
SK Hynix, Inc. (South Korea)	3,596	310,009
SMC Corp. (Japan)	100	37,857
Synnex Technology International Corp. (Taiwan)	26,000	41,486
Synopsys, Inc. †	2,606	229,510
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	23,000	171,620
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	4,400	170,280
TDK Corp. (Japan)	1,200	107,536
Tencent Holdings, Ltd. (China)	6,600	332,691
Texas Instruments, Inc.	7,472	836,192
Tripod Technology Corp. (Taiwan)	13,000	36,707
YY, Inc. ADR (China) †	1,231	143,448
		13,830,422
Transportation (1.0%)
AirAsia Bhd (Malaysia)	67,100	51,395
ANA Holdings, Inc. (Japan)	1,900	76,295
Central Japan Railway Co. (Japan)	1,000	206,460
Deutsche Lufthansa AG (Germany)	1,892	51,452
Deutsche Post AG (Germany)	3,325	126,242
International Consolidated Airlines Group SA (Spain)	4,254	38,543
Japan Airlines Co., Ltd. (Japan)	1,900	73,491
Kansas City Southern	2,415	258,767
MISC Bhd (Malaysia)	8,200	12,027
Norfolk Southern Corp.	3,390	514,094
Royal Mail PLC (United Kingdom)	18,472	124,996

Dynamic Risk Allocation Fund 29

COMMON STOCKS (46.8%)* cont.	Shares	Value
Transportation cont.
Singapore Airlines, Ltd. (Singapore)	4,100	$34,424
Yangzijiang Shipbuilding Holdings, Ltd. (China)	20,500	14,677
		1,582,863
Utilities and power (1.5%)
American Electric Power Co., Inc.	9,359	635,944
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	12,255	86,054
Duke Energy Corp.	6,283	484,796
Enel SpA (Italy)	36,080	198,148
ENGIE SA (France)	3,645	57,988
Eni SpA (Italy)	11,092	202,644
Exelon Corp.	7,860	325,325
Inter RAO UES PJSC (Russia)	479,951	31,418
Kinder Morgan, Inc.	21,494	358,520
PGE SA (Poland) †	14,838	39,654
Tenaga Nasional Bhd (Malaysia)	37,600	135,653
		2,556,144
Total common stocks (cost $63,949,351)		$73,553,139

	Principal
CORPORATE BONDS AND NOTES (22.9%)*	amount	Value
Basic materials (2.1%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$20,000	$21,005
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	35,000	38,140
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	20,000	20,200
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	55,000	52,525
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	15,000	16,088
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	50,000	58,000
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	40,000	36,800
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	40,000	41,388
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	65,000	67,681
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	75,000	72,656
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	70,000	70,263
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	90,000	88,402
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	15,000	14,813
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	150,000	147,285
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	47,000	48,334
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	45,000	37,350
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	85,000	84,251
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	35,000	34,038

30 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Basic materials cont.
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	$35,000	$37,538
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	5,000	5,251
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	80,000	75,800
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	60,000	59,550
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,638
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	20,000	18,892
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	52,000	51,049
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	26,000	26,011
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	55,000	53,075
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	55,000	58,988
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	35,000	34,125
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	81,000	82,237
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	79,000	76,844
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	35,000	36,750
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	50,000	51,063
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	40,000	37,800
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	20,000	18,209
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	20,000	22,050
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	60,000	66,306
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	25,000	25,750
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	65,000	63,700
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	9,000	9,450
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	55,000	56,513
Mercer International, Inc. 144A sr. unsec. notes 5.50%,
1/15/26 (Canada)	25,000	24,500
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	22,000	21,669
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	20,000	20,350
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	15,000	14,906
Northwest Acquisitions ULC/Dominion Finco, Inc. 144A notes
7.125%, 11/1/22	20,000	20,250
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	26,000	24,635
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	115,000	112,712

Dynamic Risk Allocation Fund 31

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	$5,000	$5,063
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	10,000	10,685
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	5,000	5,500
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	55,000	56,513
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	40,000	38,950
Platform Specialty Products Corp. 144A company guaranty sr.
unsec. notes 5.875%, 12/1/25	40,000	38,500
Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	15,000	15,375
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	22,000	20,888
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	15,000	14,612
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	40,000	47,900
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	30,000	29,664
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	15,000	14,175
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	30,600
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	5,000	5,081
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	5,000	5,052
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	20,000	19,325
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	10,000	11,038
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	55,000	56,925
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	55,000	54,175
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	30,000	29,625
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	15,000	14,550
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	35,000	34,519
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	75,000	76,219
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	30,000	31,013
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	45,000	44,845
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	35,000	36,356
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	30,000	29,400
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	49,000	46,223
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	90,000	86,258

32 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Basic materials cont.
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	$45,000	$60,485
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	22,000	29,601
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	30,000	31,050
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	30,000	32,925
		3,248,920
Capital goods (1.1%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	35,000	35,000
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	25,000	24,781
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	10,000	9,363
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	5,000	5,256
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	15,000	15,263
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	36,413
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	20,000	20,350
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	50,000	49,500
Berry Global, Inc. 144A notes 4.50%, 2/15/26	15,000	14,025
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	65,000	72,150
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	40,000	41,600
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	55,000	58,575
Cortes NP Acquisition Corp. 144A sr. unsec. notes 9.25%, 10/15/24	5,000	4,900
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	35,000	37,975
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24	35,000	34,650
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	62,000	62,698
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	20,000	18,775
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	70,000	71,225
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	60,000	59,263
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	65,000	63,050
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	35,000	34,608
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	26,000	25,320
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	7,000	6,826
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	45,000	44,494
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	11,000	11,550
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	67,145

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Capital goods cont.
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	$65,000	$64,919
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	35,000	33,688
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	35,000	34,854
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	34,000	32,986
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	35,000	35,088
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	15,000	14,475
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	10,000	9,122
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	34,000	35,445
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	65,000	61,750
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	20,000	20,288
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	85,000	85,425
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	40,000	39,400
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	217,000	213,128
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	15,000	14,213
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	40,000	38,800
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	24,000	24,907
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	30,000	28,950
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	60,000	57,150
		1,769,343
Communication services (1.9%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	26,000	23,700
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	64,000	60,368
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	50,000	46,248
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	51,000	48,711
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	75,000	73,169
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	85,000	85,744
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	35,000	33,786
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	90,000	90,788
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	15,000	14,696
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	25,000	24,844
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	30,000	29,925
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	15,000	15,188
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	65,000	64,683

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Communication services cont.
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	$10,000	$9,950
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	63,000	67,038
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	31,000	31,606
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	50,000	46,635
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	31,000	27,390
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,400
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	64,000	77,573
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	34,000	33,013
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	4,718
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	85,000	85,213
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	50,000	46,750
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	20,000	18,907
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	20,000	19,009
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	30,000	28,286
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	15,000	15,633
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	34,000	32,377
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	180,000	170,136
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	55,000	58,025
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	12,000	16,599
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	75,000	62,321
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	15,000	12,000
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	20,000	18,000
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	60,000	58,125
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	10,000	9,775
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	2,000	2,115
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	110,000	114,125
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	50,000	51,965
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	160,000	165,235

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Communication services cont.
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	$15,000	$15,244
SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	200,000	198,500
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	40,000	38,300
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	145,000	150,800
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	185,000	191,475
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	30,000	31,347
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,700
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	120,000	117,750
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	15,000	14,925
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	40,000	37,400
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	15,000	14,100
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	62,000	57,107
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	22,000	21,221
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	45,000	45,118
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	135,000	130,613
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	50,000	49,887
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	40,000	23,100
		3,056,356
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	250,000	247,338
		247,338
Consumer cyclicals (3.5%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	93,000	136,470
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	15,000	14,208
Amazon.com, Inc. sr. unsec. unsub. notes 3.30%, 12/5/21	150,000	152,027
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	70,000	67,624
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	20,000	19,290
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	15,000	14,606
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	25,000	25,313

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	$35,000	$34,213
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	10,000	9,825
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	50,000	50,875
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	25,000	12,250
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	41,000	42,387
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	80,000	77,351
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	20,000	21,000
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	35,875
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	15,000	15,600
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	35,000	35,481
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	35,000	35,306
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	48,000	42,780
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	18,000	16,835
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	11,000	10,771
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	70,000	67,200
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	50,000	48,310
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	30,000	30,000
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	110,000	106,013
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	65,000	62,075
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	80,000	85,600
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	35,000	38,413
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	85,000	88,455
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	71,000	66,171
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	15,000	15,769
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	60,000	59,365
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	30,000	29,775
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	51,000	49,082
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	15,000	14,872

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	$7,000	$6,875
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	30,000	30,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	60,000	59,534
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	35,000	33,075
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)	40,000	40,700
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	30,000	29,288
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	150,000	143,625
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	67,000	66,046
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	58,000	60,739
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	55,000	53,144
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	45,000	46,582
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	265,000	207,363
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	140,000	139,125
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	10,000	9,450
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	95,000	103,313
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	75,000	77,250
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	20,000	20,900
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	25,000	23,250
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	30,000	28,350
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	96,000	91,783
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	20,000	19,902
Lennar Corp. 144A company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	15,000	15,413
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	25,000	24,313
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	25,000	24,938
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	30,000	30,863
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	30,000	29,715
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	55,000	55,550
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	40,000	42,202
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	60,000	62,045

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	$5,000	$5,294
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	20,000	18,900
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	75,000	77,438
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	65,000	52,325
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75% (9.50%), 10/15/21 ‡‡	16,458	11,685
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	75,000	73,361
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	57,900
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	10,000	9,920
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	26,000	25,144
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	52,000	50,023
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	40,400
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	25,000	23,875
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	30,675
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	75,000	73,875
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	10,000	9,852
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	15,000	7,212
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	75,000	86,250
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	20,000	19,900
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	36,000	34,898
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	65,000	64,675
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	26,000	27,094
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	24,000	22,464
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	55,000	55,561
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	145,000	155,514
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	85,000	84,656
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	30,000	30,675
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	155,000	147,250
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	95,000	92,122
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	35,000	33,775

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	$35,000	$34,650
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,413
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	50,000	49,125
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	128,000	120,000
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	5,000	4,588
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	35,000	33,381
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	62,000	59,886
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	27,000	24,542
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	13,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	40,000	39,788
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	20,000	20,225
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	55,000	50,650
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	80,000	80,400
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	30,000	29,625
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	10,000	9,900
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	25,000	23,688
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	30,000	30,038
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	86,000	84,906
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	22,000	22,946
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	80,000	76,500
		5,467,984
Consumer staples (1.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	50,000	47,625
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	24,969
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	50,000	47,375
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	145,000	144,564
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	157,000	163,540
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	49,000	48,306

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	$145,000	$143,647
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	45,000	45,000
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	75,000	80,023
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	85,000	86,913
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	60,000	53,475
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26	22,000	20,024
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	50,000	49,000
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	7,000	8,285
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	37,000	35,454
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	132,000	166,004
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	42,000	46,714
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	35,000	22,050
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	70,000	72,975
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	100,000	101,125
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	40,000	38,400
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	52,000	49,135
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	60,000	58,650
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	15,000	14,813
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	20,000	18,800
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	71,000	84,798
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	145,000	143,732
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	135,000	136,124
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	40,000	38,006
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	35,000	33,254
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	25,000	25,133
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	63,000	61,941
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	34,000	30,831
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	85,000	48,663
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	60,000	61,500
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	26,000	25,953
		2,276,801

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy (3.3%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	$80,000	$83,800
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	25,375
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	20,000	20,210
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	15,000	15,075
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	25,000	26,938
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	82,000	81,312
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	40,000	39,545
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	35,000	35,438
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	30,000	28,500
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	11,000	9,708
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	16,000	15,722
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	110,000	114,813
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	75,000	74,532
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	20,000	19,850
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	100,000	99,375
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	10,000	9,400
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	25,000	26,438
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	30,000	29,726
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	115,000	111,418
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	60,000	59,346
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	20,000	19,557
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	45,000	45,912
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	60,000	59,400
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	45,000	43,763
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	35,000	32,550
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	41,000	43,563

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy cont.
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	$50,000	$49,500
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	20,000	19,300
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	60,000	58,950
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	20,000	19,600
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	156,000	145,939
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	13,000	13,237
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	30,000	28,575
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	35,000	33,707
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	29,000	28,420
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	46,000	36,124
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	29,700
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	35,000	35,613
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	60,000	57,122
Extraction Oil & Gas, Inc. 144A sr. unsec. notes 5.625%, 2/1/26	40,000	38,300
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	240,000	236,603
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	55,000	55,275
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	65,000	64,919
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	40,000	38,200
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	35,000	34,563
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	20,000	15,825
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	10,000	9,025
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	50,000	50,110
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	11,000	11,393
Murray Energy Corp. 144A notes 11.25%, 4/15/21	45,000	19,125
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
5.75%, 2/1/25	55,000	52,113
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	25,000	26,188
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	75,000	77,156
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	25,000	23,438
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	15,000	15,281
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	81,000	82,215
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	35,000	35,263

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	$41,000	$42,088
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	199,364
Petrobras Global Finance BV company guaranty sr. unsec. notes
Ser. REGS, 5.299%, 1/27/25 (Brazil)	8,000	7,510
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	48,000	48,713
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	99,000	93,060
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 5.75%, 2/1/29 (Brazil)	21,000	18,743
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	83,000	91,881
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	281,000	283,810
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	110,000	24,893
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.875%, 8/4/26 (Mexico)	35,000	37,270
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	159,000	161,931
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	205,000	190,958
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	20,000	19,047
QEP Resources, Inc. sr. unsec. notes 5.625%, 3/1/26	35,000	33,425
Range Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/15/23	15,000	14,550
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	25,000	25,688
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	10,000	10,631
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	25,000	25,238
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	5,000	4,663
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	26,000	25,319
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	34,000	35,092
SemGroup Corp. company guaranty sr. unsec. notes
6.375%, 3/15/25	5,000	4,725
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	30,000	31,125
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	20,000	20,375
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	30,000	28,913
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	15,000	15,638
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	50,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	55,000	52,437

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	$30,000	$30,525
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	25,000	23,438
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	15,000	15,225
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	45,000	45,675
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	39,000	36,422
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	55,000	55,145
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	30,000	28,988
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	30,000	29,063
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	105,000	98,669
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.875%, 4/15/26	10,000	10,047
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	235,000	233,676
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	46,000	43,729
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	45,000	42,863
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	20,000	20,600
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	9,000	8,983
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	20,000	19,800
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	20,000	19,500
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	65,000	63,700
Whiting Petroleum Corp. 144A sr. unsec. notes 6.625%, 1/15/26	25,000	25,594
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	43,000	55,900
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	60,000	60,537
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	20,000	22,700
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	20,000	19,962
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	14,000	14,700
		5,184,578
Financials (4.9%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	50,000	49,134
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	41,000	38,431
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	40,000	40,200
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	30,000	30,975
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	100,000	120,000
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	80,000	81,560
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	75,000	78,800

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	$150,000	$189,375
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	49,000	50,348
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	15,000	15,919
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	56,000	52,485
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	15,000	14,696
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	200,570
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	55,000	54,906
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	10,000	9,339
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	16,000	15,689
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	60,000	58,905
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	245,000	240,334
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	7,000	7,296
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	25,000	26,340
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	48,000	51,938
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	37,000	39,297
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	35,000	36,451
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	35,306
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	57,000	57,855
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	30,000	30,488
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	60,000	57,365
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	118,000	116,433
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	97,000	94,669
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	60,000	59,440
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	49,000	52,407
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	50,000	49,750
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	45,000	45,225
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	55,000	51,750
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	330,000	322,635
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	30,000	34,279
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	35,000	36,313
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	10,000	10,025
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	16,000	16,530
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	40,000	38,424

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	$85,000	$84,543
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	60,000	61,453
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	25,000	24,563
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	35,000	34,913
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	50,000	49,735
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	11,000	10,563
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	30,000	31,950
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	85,000	83,668
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	33,000	34,074
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	120,000	116,437
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	238,000	234,627
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.30%, 12/13/19	136,000	134,821
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	57,000	52,891
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	13,000	12,865
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	40,000	40,032
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	30,000	30,539
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	30,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	30,000	30,713
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,563
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	15,000	15,150
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	3,000	2,895
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	20,000	20,000
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	15,000	14,569
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	9,000	9,225
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	43,000	43,946
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	196,000	181,696
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	124,000	117,220
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	84,000	83,885
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	19,000	19,409
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	41,000	43,941
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	92,000	109,940
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	45,000	45,000

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	$200,000	$209,250
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	60,000	57,750
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	49,000	48,583
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	110,000	115,664
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	100,000	104,254
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	25,000	25,250
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	15,000	13,463
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	20,000	20,517
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	55,000	53,921
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	120,000	116,035
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	80,000	79,539
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	250,000	249,775
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	55,000	55,550
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	40,000	38,995
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	98,625
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	40,000	38,800
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	35,000	33,924
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	77,000	75,937
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	145,000	144,958
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	30,000	30,728
Skandinaviska Enskilda Banken AB 144A sr. unsec. unsub. notes
2.625%, 11/17/20 (Sweden)	270,000	266,606
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	35,000	34,825
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22	30,000	30,600
Starwood Property Trust, Inc. 144A sr. unsec. notes
4.75%, 3/15/25 R	45,000	43,313
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	60,000	61,066
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	35,000	35,044
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	43,000	41,224
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	25,000	25,125

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Financials cont.
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	$200,000	$196,435
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	200,000	197,317
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	55,413
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	40,000	40,071
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	46,000	46,863
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	115,000	113,738
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	286,000	282,086
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	45,000	43,278
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	70,000	65,897
		7,638,802
Health care (1.7%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	19,000	18,523
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	13,000	12,702
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	70,000	65,975
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	16,000	15,803
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	15,000	14,594
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	47,000	47,166
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	69,000	62,590
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	65,000	55,799
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	12,000	15,257
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	69,000	68,213
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	59,000	56,106
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	56,000	56,229
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	20,000	19,200
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	60,000	63,075
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	15,000	15,150
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	20,000	20,214
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	45,000	41,963
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	120,000	63,000
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	30,000	25,200
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada) (In default) †	60,000	3,600
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	60,000	62,374
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	31,000	31,793
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	94,000	93,773
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	145,000	144,736
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	130,000	96,525

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Health care cont.
GlaxoSmithKline Capital, Inc. company guaranty sr. unsec. unsub.
notes 3.875%, 5/15/28	$20,000	$20,318
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	50,000	49,813
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	85,000	88,825
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	80,000	74,600
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	50,000	50,125
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	30,000	30,158
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	25,000	27,688
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	30,000	24,038
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	35,000	33,591
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	25,000	24,998
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	19,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	60,000	61,348
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	45,000	42,750
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	72,000	73,295
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	45,000	44,468
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	30,000	28,961
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	105,000	103,573
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	30,000	28,606
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	225,000	226,969
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	36,000	33,091
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	26,000	24,555
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	40,500
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	25,000	26,156
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	43,000	44,740
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	15,000	14,719
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.25%, 4/1/26	40,000	41,985
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 12/15/25	35,000	36,619
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	135,000	124,875
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	5,000	4,955
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	55,000	57,613
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	20,000	20,784

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Health care cont.
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
8.50%, 1/31/27	$35,000	$35,613
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	20,000	19,950
		2,748,839
Technology (1.7%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	30,000	27,070
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	45,000	44,909
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	19,000	19,598
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	50,000	50,105
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	250,000	249,179
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	28,000	29,299
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	75,000	72,452
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	35,000	34,578
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	300,000	—
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	57,000	54,418
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	70,000	64,561
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	30,000	27,889
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	150,000	147,325
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	110,000	118,191
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	15,000	18,240
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	138,000	144,932
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	20,000	20,141
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	6,000	6,356
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	50,000	52,385
First Data Corp. 144A notes 5.75%, 1/15/24	95,000	95,356
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	85,000	86,488
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	140,000	140,700
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	15,000	15,244
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	20,000	18,825
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	60,000	55,125
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	10,000	12,459
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	15,000	15,101
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	45,000	44,580
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	67,000	62,193
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	180,000	173,123
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	40,000	38,879
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	50,000	46,646

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Technology cont.
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	$212,000	$211,251
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	45,000	44,775
salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	65,000	64,649
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	90,000	99,873
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	60,000	58,143
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	70,000	68,425
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	10,000	9,369
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	115,000	113,132
		2,655,964
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	16,000	15,024
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	15,000	15,029
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	21,432	21,283
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	60,000	61,425
		112,761
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	140,000	141,400
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	25,000	25,125
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	20,000	20,000
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	55,000	54,175
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	49,000	54,083
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	30,000	28,182
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,823
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	85,000	77,350
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	25,000	23,625
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	14,925
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	96,000	98,173
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	10,000	9,827
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	40,000	37,344
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	90,000	96,638
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	25,000	27,438
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	20,000	25,248
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	11,000	10,452

52 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (22.9%)* cont.	amount	Value
Utilities and power cont.
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	$42,000	$42,169
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	166,000	172,225
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	15,000	15,206
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	65,000	61,530
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	80,000	90,452
GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31
(In default) †	100,000	52,500
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	25,000	24,255
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	29,000	29,211
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	45,000	44,223
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	60,000	58,221
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	15,000	18,677
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	35,000	32,725
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	5,000	5,363
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	85,000	87,763
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	15,000	14,850
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	64,000	61,965
		1,564,143
Total corporate bonds and notes (cost $36,632,552)		$35,971,829

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (11.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 6/1/48	$3,000,000	$3,018,047
		3,018,047
U.S. Government Agency Mortgage Obligations (9.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.00%, 3/1/43 [i]	529,897	519,085
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 6/1/48	1,000,000	1,099,922
4.00%, TBA, 7/1/48	3,000,000	3,063,281
4.00%, TBA, 6/1/48	3,000,000	3,067,500
3.00%, TBA, 7/1/48	3,000,000	2,909,180
3.00%, TBA, 6/1/48	3,000,000	2,912,344
3.00%, TBA, 6/1/33	1,000,000	995,156
		14,566,468
Total U.S. government and agency mortgage obligations (cost $17,489,203)		$17,584,515

Dynamic Risk Allocation Fund 53

	Principal
COMMODITY LINKED NOTES (9.3%)*†††	amount	Value
Citigroup Global Markets Holdings, Inc. sr. unsec. Notes Ser. N, 1-month
USD LIBOR less 0.16%, 2018 (Indexed to the S&P GSCI 3-Month Forward
Index Total Return Index multiplied by 3)	$3,250,000	$5,522,182
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	1,380,000	1,734,472
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2018 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	1,260,000	2,307,487
Deutsche Bank AG/London 144A sr. notes 1-month LIBOR less
0.16%, 2018 (Indexed to the S&P GSCI Total Return multiplied by 3)
(United Kingdom)	421,000	704,605
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2018 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	2,004,000	3,216,971
Bank of America Corp. sr. unsec. notes Ser. A, 1-month LIBOR less 0.11%,
2018 (Indexed to the S&P GSCI Index Total Return multiplied by 3)	712,000	1,193,123
Total commodity Linked Notes (cost $9,027,000)		$14,678,840

	Principal
MORTGAGE-BACKED SECURITIES (2.8%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
5.031%, 3/15/41	$181,379	$30,640
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
(1 Month US LIBOR + 1.10%), 3.06%, 12/25/28	3,667	3,668
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.86%, 11/25/24	25,779	29,484
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.86%, 7/25/24	26,561	28,251
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	179,702	41,107
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.102%, 6/20/43	303,817	55,990
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	477,385	102,442
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	316,996	43,064
Ser. 17-H22, Class EI, IO, 2.437%, 10/20/67 W	315,550	36,288
Ser. 15-H26, Class DI, IO, 1.608%, 10/20/65 W	298,662	30,659
		401,593
Commercial mortgage-backed securities (1.4%)
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.754%, 12/15/47 W	100,000	99,232
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class C, 4.901%, 3/10/47 W	44,000	44,954
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	61,000	60,733
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	47,000	47,850
FRB Ser. 14-GC19, Class XA, IO, 1.185%, 3/10/47 W	1,451,910	69,111
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 1.808%, 9/10/45 W	702,478	41,397
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.464%, 12/10/47 W	113,000	110,541
FRB Ser. 14-LC15, Class XA, IO, 1.304%, 4/10/47 W	1,847,750	82,027
FRB Ser. 14-CR16, Class XA, IO, 1.154%, 4/10/47 W	311,446	12,630

54 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 13-CR11, Class XA, IO, 1.114%, 8/10/50 W	$717,746	$28,683
FRB Ser. 14-CR17, Class XA, IO, 1.085%, 5/10/47 W	1,105,261	46,296
FRB Ser. 14-UBS6, Class XA, IO, 1.005%, 12/10/47 W	1,407,866	61,037
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.363%, 12/15/49 W	125,000	123,615
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.645%, 6/10/47 W	96,000	94,898
FRB Ser. 14-GC22, Class XA, IO, 1.008%, 6/10/47 W	2,040,455	86,268
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.051%, 8/10/43 W	158,403	163,192
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.565%, 8/15/46 W	56,000	56,146
FRB Ser. 14-C22, Class C, 4.558%, 9/15/47 W	118,000	114,977
FRB Ser. 14-C22, Class XA, IO, 0.897%, 9/15/47 W	3,415,150	147,338
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.704%, 12/15/44 W	30,574	30,255
Ser. 12-C6, Class AS, 4.117%, 5/15/45	41,000	41,786
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.111%, 4/20/48 W	123,000	113,984
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	45,000	43,759
Ser. 12-C5, Class AS, 3.792%, 8/15/45	41,000	41,340
FRB Ser. 14-C17, Class XA, IO, 1.201%, 8/15/47 W	718,289	30,181
FRB Ser. 13-C12, Class XA, IO, 0.836%, 10/15/46 W	984,859	22,720
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.042%, 8/10/49 W	50,000	51,176
FRB Ser. 12-C2, Class D, 4.893%, 5/10/63 W	48,000	44,644
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.287%, 10/15/44 W	56,000	55,607
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.29%, 7/15/46 W	45,000	42,343
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 12-LC5,
Class XA, IO, 1.791%, 10/15/45 W	453,964	28,379
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C15, Class C, 4.48%, 8/15/46 W	38,000	38,025
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	48,798
FRB Ser. 14-C22, Class XA, IO, 0.893%, 9/15/57 W	2,495,567	100,050
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.674%, 3/15/44 W	47,000	45,395
FRB Ser. 11-C5, Class XA, IO, 1.748%, 11/15/44 W	1,001,492	45,136
FRB Ser. 12-C10, Class XA, IO, 1.574%, 12/15/45 W	857,257	48,899
		2,363,402
Residential mortgage-backed securities (non-agency) (1.1%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.799%, 5/25/35 W	73,487	75,189
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.498%, 6/25/46	226,768	202,665
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%),
2.17%, 4/25/47	33,411	30,336

Dynamic Risk Allocation Fund 55

	Principal
MORTGAGE-BACKED SECURITIES (2.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.86%, 10/25/28	$260,800	$306,357
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.66%, 4/25/28	181,458	210,624
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.51%, 4/25/28	177,403	201,020
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.96%, 7/25/25	23,988	26,654
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.26%, 2/25/25	77,594	85,790
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.21%, 4/25/29	10,000	11,383
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.96%, 5/25/25	21,979	24,037
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.56%, 5/25/24	34,000	36,091
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
2.08%, 5/25/47	34,161	27,327
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.541%, 2/25/35 W	26,895	27,517
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	80,000	77,023
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.86%, 11/25/34	65,976	65,870
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.81%, 5/25/47	66,181	60,393
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.12%, 4/25/36	45,386	45,225
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.338%, 9/25/35 W	32,351	32,415
FRB Ser. 05-AR12, Class 1A8, 3.272%, 10/25/35 W	126,752	126,616
FRB Ser. 05-AR19, Class A1B3, (1 Month US LIBOR + 0.35%),
2.31%, 12/25/45	42,034	41,000
		1,713,532
Total mortgage-backed securities (cost $4,463,271)		$4,478,527

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 2.697%, 11/25/50	$121,000	$121,000
Station Place Securitization Trust 144A
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.665%, 7/24/19	242,000	242,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.665%, 11/24/18	221,000	221,000
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
2.475%, 4/24/19	308,000	308,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A,
(1 Month US LIBOR + 0.60%), 2.52%, 1/25/46	150,000	149,397
Total asset-backed securities (cost $1,041,412)		$1,041,397

56 Dynamic Risk Allocation Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.6%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	May-19/$240.00	$7,321,341	$27,022	$197,039
SPDR S&P 500 ETF Trust (Put)	Apr-19/235.00	7,125,451	26,299	159,524
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Jan-19/250.00	7,371,194	27,206	175,072
SPDR S&P 500 ETF Trust (Put)	Feb-19/240.00	7,348,706	27,123	143,539
HSBC Bank USA, National
Association
EUR/SEK (Put)	Aug-18/SEK 10.00	1,831,843	1,566,950	4,975
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Mar-19/$245.00	7,109,195	26,239	172,045
SPDR S&P 500 ETF Trust (Put)	Dec-18/235.00	7,412,918	27,360	99,733
Total purchased options outstanding (cost $1,188,253)				$951,927

			Principal
SENIOR LOANS (0.5%)*c			amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.75%), 6.684%, 12/15/24			$54,800	$55,084
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.611%, 6/21/24			74,438	74,828
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.698%, 11/17/22			50,000	51,031
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.593%, 5/5/24			9,743	9,747
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.306%, 6/30/24			40,000	38,925
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.901%, 10/25/23			29,811	27,892
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.651%, 4/16/21			35,004	35,222
Getty Images, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.802%, 10/18/19			8,460	8,185
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/2/24			45,000	44,438
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23			20,000	19,850
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23 (United Kingdom)			25,000	25,000
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 5.25%), 7.806%, 5/16/20			17,966	17,966
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.43%, 11/6/24			104,738	105,348
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.173%, 10/25/20			56,890	50,295
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.75%), 5.65%, 6/30/21			54,301	54,292
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.363%, 11/3/23			25,000	24,844
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.401%, 9/7/23			73,975	57,441

Dynamic Risk Allocation Fund 57

			Principal
SENIOR LOANS (0.5%)*c cont.			amount	Value
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/15/26			$30,000	$29,850
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/15/25			30,000	30,075
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25			75,000	74,422
Total senior loans (cost $847,604)				$834,735

FOREIGN GOVERNMENT AND AGENCY		Principal amount/
BONDS AND NOTES (0.5%)*			units	Value
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)			$255,000	$250,795
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)			150,000	141,300
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)			160,000	143,800
Russia (Federation of) 144A sr. unsec. notes 4.375%,
3/21/29 (Russia)			200,000	194,000
Total foreign government and agency bonds and notes (cost $780,134)				$729,895

INVESTMENT COMPANIES (0.5%)*			Shares	Value
iShares MSCI India ETF (India)			21,350	$718,428
Total investment companies (cost $612,663)				$718,428

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R			1,550	$40,610
Nine Point Energy 6.75% cv. pfd.			11	12,138
Total convertible preferred stocks (cost $45,286)				$52,748

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	844	$552
Total warrants (cost $—)				$552

	Principal amount/
SHORT-TERM INVESTMENTS (15.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.06% [d]	Shares	144,050	$144,050
Putnam Short Term Investment Fund 1.94% L	Shares	19,395,321	19,395,321
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.67% P	Shares	360,000	360,000
U.S. Treasury Bills 1.552%, 6/7/18		$11,000	10,997
U.S. Treasury Bills 1.633%, 6/14/18 §		573,001	572,673
U.S. Treasury Bills 1.640%, 7/5/18 ∆ §		376,001	375,377
U.S. Treasury Bills 1.809%, 7/19/18 # ∆ §		3,052,000	3,044,746
U.S. Treasury Bills 1.829%, 7/26/18 # §		496,001	494,646
U.S. Treasury Bills 1.832%, 8/2/18 ∆		37,999	37,879
U.S. Treasury Bills 1.851%, 8/9/18 # §		181,001	180,358
Total short-term investments (cost $24,616,130)			$24,616,047

TOTAL INVESTMENTS
Total investments (cost $160,692,859)			$175,212,579

58 Dynamic Risk Allocation Fund

Key to holding’s currency abbreviations

EUR	Euro
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
PJSC	Public Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2017 through May 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $157,246,756.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $647,263 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $459,881 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,665,971 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Dynamic Risk Allocation Fund 59

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $13,577,593 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	77.6%	South Korea	1.1%
United Kingdom	3.9	Canada	1.0
Japan	2.6	Brazil	0.7
Switzerland	2.1	Taiwan	0.6
China	1.7	Netherlands	0.5
France	1.4	Other	4.5
Germany	1.2	Total	100.0%
Australia	1.1

60 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $74,278,663)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/18/18	$994,756	$1,008,049	$(13,293)
	British Pound	Buy	6/20/18	358,538	387,565	(29,027)
	Euro	Buy	6/20/18	1,015,954	1,012,957	2,997
	Euro	Sell	6/20/18	1,015,954	1,064,014	48,060
	Hong Kong Dollar	Sell	8/16/18	427,451	427,362	(89)
	Japanese Yen	Sell	8/16/18	218,686	218,393	(293)
	New Taiwan Dollar	Sell	8/16/18	234,135	234,439	304
	Norwegian Krone	Buy	6/20/18	230,762	234,577	(3,815)
	Russian Ruble	Buy	6/20/18	212,063	233,971	(21,908)
	Russian Ruble	Sell	6/20/18	212,063	230,103	18,040
	Swedish Krona	Sell	6/20/18	434,422	466,851	32,429
Barclays Bank PLC
	Australian Dollar	Buy	7/18/18	620,910	630,262	(9,352)
	British Pound	Sell	6/20/18	133,836	134,240	404
	Canadian Dollar	Buy	7/18/18	202,310	206,239	(3,929)
	Euro	Sell	6/20/18	49,159	3,946	(45,213)
	Japanese Yen	Buy	8/16/18	232,604	232,058	546
	Norwegian Krone	Buy	6/20/18	347,030	350,749	(3,719)
	Swedish Krona	Sell	6/20/18	292,181	321,664	29,483
Citibank, N.A.
	Australian Dollar	Buy	7/18/18	578,169	589,552	(11,383)
	Brazilian Real	Buy	7/3/18	204,242	232,828	(28,586)
	Brazilian Real	Sell	7/3/18	204,242	232,623	28,381
	British Pound	Buy	6/20/18	223,904	237,090	(13,186)
	British Pound	Sell	6/20/18	223,904	226,961	3,057
	Canadian Dollar	Buy	7/18/18	77,758	77,681	77
	Danish Krone	Buy	6/20/18	239,652	254,446	(14,794)
	Euro	Buy	6/20/18	875,499	929,021	(53,522)
	Japanese Yen	Buy	8/16/18	112,234	112,190	44
	New Zealand Dollar	Sell	7/18/18	126,667	157,133	30,466
	Norwegian Krone	Buy	6/20/18	115,754	116,832	(1,078)
	Swedish Krona	Sell	6/20/18	647,450	691,746	44,296
Credit Suisse International
	Australian Dollar	Buy	7/18/18	1,579,734	1,601,603	(21,869)
	British Pound	Sell	6/20/18	224,036	224,275	239
	Canadian Dollar	Buy	7/18/18	4,556	1,158	3,398
	Euro	Buy	6/20/18	220,630	231,837	(11,207)
	Euro	Sell	6/20/18	220,630	223,533	2,903
	New Zealand Dollar	Sell	7/18/18	234,859	232,132	(2,727)
	Swedish Krona	Sell	6/20/18	322,391	346,501	24,110
Goldman Sachs International
	Australian Dollar	Buy	7/18/18	2,071,968	2,097,170	(25,202)
	Australian Dollar	Sell	7/18/18	1,976,048	1,976,842	794
	Brazilian Real	Buy	7/3/18	204,242	232,736	(28,494)

Dynamic Risk Allocation Fund 61

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $74,278,663) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Brazilian Real	Sell	7/3/18	$204,242	$230,089	$25,847
	British Pound	Buy	6/20/18	217,651	230,526	(12,875)
	British Pound	Sell	6/20/18	463,905	480,819	16,914
	Canadian Dollar	Buy	7/18/18	308,020	309,775	(1,755)
	Canadian Dollar	Sell	7/18/18	228,409	231,175	2,766
	Chinese Yuan	Buy	8/16/18	231,171	234,342	(3,171)
	Euro	Buy	6/20/18	2,655,174	2,770,889	(115,715)
	Euro	Sell	6/20/18	2,655,174	2,724,318	69,144
	Japanese Yen	Buy	8/16/18	108,991	108,205	786
	Japanese Yen	Sell	8/16/18	966,153	959,187	(6,966)
	New Taiwan Dollar	Sell	8/16/18	234,299	232,540	(1,759)
	New Zealand Dollar	Buy	7/18/18	682,602	694,832	(12,230)
	New Zealand Dollar	Sell	7/18/18	1,226,641	1,236,681	10,040
	Norwegian Krone	Buy	6/20/18	2,324,952	2,387,599	(62,647)
	South African Rand	Buy	7/18/18	226,866	234,559	(7,693)
	South African Rand	Sell	7/18/18	227,951	230,419	2,468
	Swedish Krona	Buy	6/20/18	1,010,996	1,061,296	(50,300)
	Swedish Krona	Sell	6/20/18	1,684,013	1,765,456	81,443
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/18/18	454,562	461,669	(7,107)
	British Pound	Buy	6/20/18	224,436	224,118	318
	British Pound	Sell	6/20/18	224,436	232,699	8,263
	Chinese Yuan	Buy	8/16/18	231,186	234,203	(3,017)
	Euro	Buy	6/20/18	658,614	692,295	(33,681)
	Euro	Sell	6/20/18	658,614	661,851	3,237
	Japanese Yen	Sell	8/16/18	622,291	617,049	(5,242)
	New Zealand Dollar	Sell	7/18/18	468,388	463,367	(5,021)
	Swedish Krona	Sell	6/20/18	568,047	601,928	33,881
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/18/18	534,445	545,419	(10,974)
	British Pound	Sell	6/20/18	222,307	249,701	27,394
	Canadian Dollar	Buy	7/18/18	176,905	176,705	200
	Euro	Buy	6/20/18	6,452,474	6,764,921	(312,447)
	Japanese Yen	Buy	8/16/18	5,108,161	5,077,507	30,654
	New Zealand Dollar	Sell	7/18/18	17,146	17,722	576
	Norwegian Krone	Buy	6/20/18	664,871	685,641	(20,770)
	Russian Ruble	Buy	6/20/18	212,062	234,182	(22,120)
	Russian Ruble	Sell	6/20/18	212,062	229,475	17,413
	Russian Ruble	Buy	9/19/18	230,099	232,368	(2,269)
	Russian Ruble	Sell	9/19/18	230,099	231,177	1,078
	Singapore Dollar	Sell	8/16/18	75,853	76,124	271
	Swedish Krona	Sell	6/20/18	509,057	543,545	34,488
	Swiss Franc	Sell	6/20/18	807,019	852,782	45,763

62 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/18 (aggregate face value $74,278,663) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Euro	Sell	6/20/18	$117,514	$129,334	$11,820
	Swedish Krona	Sell	6/20/18	568,967	604,008	35,041
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/18/18	871,528	883,589	(12,061)
	Australian Dollar	Sell	7/18/18	577,413	578,875	1,462
	British Pound	Buy	6/20/18	353,749	353,237	512
	British Pound	Sell	6/20/18	456,588	473,167	16,579
	Canadian Dollar	Buy	7/18/18	1,156,638	1,168,291	(11,653)
	Canadian Dollar	Sell	7/18/18	1,267,985	1,283,317	15,332
	Euro	Buy	6/20/18	1,832,110	1,931,998	(99,888)
	Euro	Sell	6/20/18	1,772,183	1,834,867	62,684
	Israeli Shekel	Buy	7/18/18	7,373	7,496	(123)
	Japanese Yen	Buy	8/16/18	117,998	117,173	825
	Japanese Yen	Sell	8/16/18	118,960	116,876	(2,084)
	New Zealand Dollar	Sell	7/18/18	779,597	774,594	(5,003)
	Norwegian Krone	Buy	6/20/18	670,080	697,673	(27,593)
	Swedish Krona	Buy	6/20/18	461,250	466,628	(5,378)
	Swedish Krona	Sell	6/20/18	1,501,093	1,557,567	56,474
	Turkish Lira	Sell	6/20/18	636	738	102
UBS AG
	Australian Dollar	Buy	7/18/18	218,241	220,469	(2,228)
	Canadian Dollar	Sell	7/18/18	229,104	232,676	3,572
	Euro	Buy	6/20/18	1,217,622	1,269,673	(52,051)
	Euro	Sell	6/20/18	1,217,622	1,243,600	25,978
	Japanese Yen	Sell	8/16/18	119,613	117,951	(1,662)
	New Zealand Dollar	Sell	7/18/18	592,256	612,129	19,873
	Norwegian Krone	Buy	6/20/18	452,415	469,104	(16,689)
	Swedish Krona	Sell	6/20/18	89,337	84,400	(4,937)
WestPac Banking Corp.
	Australian Dollar	Buy	7/18/18	452,822	459,542	(6,720)
	British Pound	Buy	6/20/18	220,977	231,920	(10,943)
	British Pound	Sell	6/20/18	220,977	220,647	(330)
	Canadian Dollar	Buy	7/18/18	239,682	241,617	(1,935)
	Euro	Sell	6/20/18	394,559	445,430	50,871
	Japanese Yen	Sell	8/16/18	803,459	797,593	(5,866)
Unrealized appreciation						984,097
Unrealized depreciation						(1,307,589)
Total						$(323,492)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Risk Allocation Fund 63

FUTURES CONTRACTS OUTSTANDING at 5/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bobl 5 yr (Long)	35	$5,422,697	$5,422,699	Jun-18	$96,322
Euro-Bund 10 yr (Long)	31	5,876,043	5,876,046	Jun-18	202,775
Euro-Buxl 30 yr (Long)	19	3,792,913	3,792,914	Jun-18	240,489
Euro-Schatz 2 yr (Long)	21	2,754,147	2,754,149	Jun-18	9,392
Japanese Government Bond
10 yr (Long)	13	18,041,182	18,041,182	Jun-18	19,525
Russell 2000 Index E-Mini (Long)	32	2,613,775	2,614,720	Jun-18	52,582
S&P 500 Index E-Mini (Long)	47	6,357,385	6,357,925	Jun-18	39,198
S&P 500 Index E-Mini (Short)	52	7,033,702	7,034,300	Jun-18	216,755
Tokyo Price Index (Long)	19	3,052,034	3,046,881	Jun-18	61,051
U.K. Gilt 10 yr (Long)	30	4,923,647	4,923,649	Sep-18	76,100
U.S. Treasury Bond 30 yr (Long)	6	870,750	870,750	Sep-18	18,551
U.S. Treasury Bond Ultra 30 yr (Long)	14	2,233,000	2,233,000	Sep-18	55,097
U.S. Treasury Note 2 yr (Long)	20	4,244,688	4,244,688	Sep-18	10,632
U.S. Treasury Note 5 yr (Long)	44	5,011,188	5,011,188	Sep-18	32,225
U.S. Treasury Note 10 yr (Long)	49	5,901,438	5,901,438	Sep-18	56,941
U.S. Treasury Note 10 yr (Short)	143	17,222,563	17,222,563	Sep-18	(165,606)
Unrealized appreciation					1,187,635
Unrealized depreciation					(165,606)
Total					$1,022,029

WRITTEN OPTIONS OUTSTANDING at 5/31/18 (premiums $20,021)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Deutsche Bank AG
SPDR S&P 500 ETF Trust (Call)	Jun-18/$277.00	$8,939,394	$32,994	$6
UBS AG
SPDR S&P 500 ETF Trust (Call)	Jun-18/280.00	8,820,723	32,556	2,055
Total				$2,061

TBA SALE COMMITMENTS OUTSTANDING at 5/31/18 (proceeds receivable $5,946,992)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 6/1/48	$3,000,000	6/13/18	$3,067,500
Federal National Mortgage Association, 3.00%, 6/1/48	3,000,000	6/13/18	2,912,344
Total			$5,979,844

64 Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$39,649,000	$78,307 E	$(320,317)	6/20/28	3 month USD-	2.90% —	$(242,001)
				LIBOR-BBA —	Semiannually
				Quarterly
7,286,000	14,390 E	53,654	6/20/28	2.90% —	3 month USD-	39,264
				Semiannually	LIBOR-BBA —
					Quarterly
17,000	128	—	4/3/28	3 month USD-	2.7845% —	(117)
				LIBOR-BBA —	Semiannually
				Quarterly
5,302,500	8,935 E	(4,969)	6/20/20	2.605% —	3 month USD-	3,965
				Semiannually	LIBOR-BBA —
					Quarterly
4,942,800	8,329 E	3,694	6/20/20	3 month USD-	2.605% —	(4,634)
				LIBOR-BBA —	Semiannually
				Quarterly
314,400	3,445 E	72	6/20/48	2.85% —	3 month USD-	3,518
				Semiannually	LIBOR-BBA —
					Quarterly
1,529,200	16,757 E	235	6/20/48	3 month USD-	2.85% —	(16,523)
				LIBOR-BBA —	Semiannually
				Quarterly
3,359,400	8,100 E	1,371	6/20/23	2.75% —	3 month USD-	9,470
				Semiannually	LIBOR-BBA —
					Quarterly
6,623,100	15,968 E	(4,002)	6/20/23	3 month USD-	2.75% —	(19,971)
				LIBOR-BBA —	Semiannually
				Quarterly
41,000	408	(1)	4/4/48	3 month USD-	2.854% —	(377)
				LIBOR-BBA —	Semiannually
				Quarterly
213,000	254	—	4/10/20	2.59634% —	3 month USD-	190
				Semiannually	LIBOR-BBA —
					Quarterly
106,500	126	—	4/10/20	2.59696% —	3 month USD-	93
				Semiannually	LIBOR-BBA —
					Quarterly
106,500	125	—	4/10/20	2.59727% —	3 month USD-	93
				Semiannually	LIBOR-BBA —
					Quarterly
54,200	138	—	4/10/23	2.7375% —	3 month USD-	110
				Semiannually	LIBOR-BBA —
					Quarterly
54,200	131	—	4/10/23	2.74007% —	3 month USD-	104
				Semiannually	LIBOR-BBA —
					Quarterly
54,200	121	—	4/10/23	2.74421% —	3 month USD-	93
				Semiannually	LIBOR-BBA —
					Quarterly

Dynamic Risk Allocation Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$335,000	$509	$(2)	4/12/21	2.6915% —	3 month USD-	$367
				Semiannually	LIBOR-BBA —
					Quarterly
155,000	69	(1)	4/17/21	2.764% —	3 month USD-	(138)
				Semiannually	LIBOR-BBA —
					Quarterly
490,500	503	(4)	4/18/23	2.81623% —	3 month USD-	(745)
				Semiannually	LIBOR-BBA —
					Quarterly
837,500	333	(3)	4/18/20	3 month USD-	2.6865% —	607
				LIBOR-BBA —	Semiannually
				Quarterly
29,000	4	(1)	4/18/48	3 month USD-	2.902% —	20
				LIBOR-BBA —	Semiannually
				Quarterly
21,000	17	—	4/19/28	2.863% —	3 month USD-	6
				Semiannually	LIBOR-BBA —
					Quarterly
42,000	32	(1)	4/19/28	3 month USD-	2.86365% —	(10)
				LIBOR-BBA —	Semiannually
				Quarterly
19,000	18	—	4/20/28	3 month USD-	2.8615% —	(9)
				LIBOR-BBA —	Semiannually
				Quarterly
11,300	51	—	4/23/28	2.92406% —	3 month USD-	(57)
				Semiannually	LIBOR-BBA —
					Quarterly
504,000	453	(13)	4/24/20	3 month USD-	2.715% —	590
				LIBOR-BBA —	Semiannually
				Quarterly
108,000	656	(8)	4/24/28	2.942% —	3 month USD-	(721)
				Semiannually	LIBOR-BBA —
					Quarterly
31,600	388	—	4/25/28	3.013% —	3 month USD-	(407)
				Semiannually	LIBOR-BBA —
					Quarterly
31,600	353	—	4/25/28	3.00026% —	3 month USD-	(372)
				Semiannually	LIBOR-BBA —
					Quarterly
16,000	178	—	4/25/28	3.00% —	3 month USD-	(188)
				Semiannually	LIBOR-BBA —
					Quarterly
54,000	708	(1)	4/26/28	3 month USD-	3.0225% —	738
				LIBOR-BBA —	Semiannually
				Quarterly
3,000	22	—	4/27/23	3 month USD-	2.9505% —	23
				LIBOR-BBA —	Semiannually
				Quarterly

66 Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$10,000	$161	$—	4/27/28	3.0565% —	3 month USD-	$(167)
				Semiannually	LIBOR-BBA —
					Quarterly
20,000	124	—	4/30/23	3 month USD-	2.9275% —	132
				LIBOR-BBA —	Semiannually
				Quarterly
110,000	1,437	(1)	4/30/28	3 month USD-	3.021% —	1,491
				LIBOR-BBA —	Semiannually
				Quarterly
110,000	1,466	(51)	4/30/28	3.024% —	3 month USD-	(1,573)
				Semiannually	LIBOR-BBA —
					Quarterly
2,000	8	—	5/9/23	3 month USD-	2.881% —	8
				LIBOR-BBA —	Semiannually
				Quarterly
2,000	8	—	5/9/23	3 month USD-	2.88505% —	9
				LIBOR-BBA —	Semiannually
				Quarterly
2,039,000	3,585	(8)	5/9/20	2.766% —	3 month USD-	(3,953)
				Semiannually	LIBOR-BBA —
					Quarterly
29,000	296	—	5/10/28	2.9895% —	3 month USD-	(305)
				Semiannually	LIBOR-BBA —
					Quarterly
31,000	57	—	5/10/20	3 month USD-	2.769% —	63
				LIBOR-BBA —	Semiannually
				Quarterly
155,000	319	(1)	5/11/20	3 month USD-	2.7805% —	345
				LIBOR-BBA —	Semiannually
				Quarterly
230,000	427	(1)	5/14/20	3 month USD-	2.77% —	456
				LIBOR-BBA —	Semiannually
				Quarterly
115,000	1,301	(2)	5/14/28	3.002% —	3 month USD-	(1,330)
				Semiannually	LIBOR-BBA —
					Quarterly
29,000	501	—	5/17/28	3.06911% —	3 month USD-	(508)
				Semiannually	LIBOR-BBA —
					Quarterly
5,000	96	—	5/18/28	3.09134% —	3 month USD-	(97)
				Semiannually	LIBOR-BBA —
					Quarterly
5,000	99	—	5/18/28	3.09716% —	3 month USD-	(100)
				Semiannually	LIBOR-BBA —
					Quarterly
82,000	1,925	(1)	5/21/28	3.1395% —	3 month USD-	(1,939)
				Semiannually	LIBOR-BBA —
					Quarterly

Dynamic Risk Allocation Fund 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,000	$271	$—	5/23/28	3 month USD-	3.11% —	$273
				LIBOR-BBA —	Semiannually
				Quarterly
4,000	83	—	5/24/28	3 month USD-	3.1087% —	83
				LIBOR-BBA —	Semiannually
				Quarterly
64,000	253	(1)	5/31/28	3 month USD-	2.918% —	252
				LIBOR-BBA —	Semiannually
				Quarterly
36,000	22	—	6/1/28	3 month USD-	2.8663% —	(23)
				LIBOR-BBA —	Semiannually
				Quarterly
36,000	28	—	6/1/28	3 month USD-	2.8645% —	(28)
				LIBOR-BBA —	Semiannually
				Quarterly
36,000	24	—	6/1/28	3 month USD-	2.86582% —	(24)
				LIBOR-BBA —	Semiannually
				Quarterly
89,000	345	(1)	6/4/28	2.9165% —	3 month USD-	(346)
				Semiannually	LIBOR-BBA —
					Quarterly
39,000	31	(1)	6/4/28	3 month USD-	2.8815% —	30
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(270,365)				$(234,270)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$2,000,000	$107,020	$—	7/8/26	(1.76) — At	USA Non Revised	$107,020
				maturity	Consumer Price
Index-Urban
(CPI-U) — At
maturity
25,865,145	25,869,916	—	11/16/18	3 month USD-	Russell 1000 Total	19,485
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
25,674,854	25,674,854	—	11/16/18	(3 month USD-	A basket (Merrill	12,680
				LIBOR-BBA plus	Lynch MLFCF13) of
				0.10%)— Quarterly	common stocks—
Quarterly*

68 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$358,627	$349,631	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(6,093)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,997	11,583	—	1/12/43	3.50% (1 month	Synthetic TRS	(327)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Citibank, N.A.
6,492,003	6,530,925	—	11/27/18	3 month USD-	Russell 1000 Total	(38,441)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
7,884,620	7,930,079	—	11/27/18	(3 month USD-	A basket	47,308
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly *
Credit Suisse International
31,999	30,763	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,009)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
358,627	349,631	—	1/12/41	(4.00%) 1 month	Synthetic TRS	6,093
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		192,586
Upfront premium (paid)		—		Unrealized depreciation		(45,870)
Total		$—		Total		$146,716

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MERRILL LYNCH MLFCF13) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Information Technology	11,762	$1,162,559	4.53%
Alphabet, Inc. Class A	Information Technology	939	1,033,305	4.02%
JPMorgan Chase & Co.	Financials	7,229	773,543	3.01%
Apple, Inc.	Information Technology	3,848	718,986	2.80%
UnitedHealth Group, Inc.	Health Care	2,611	630,584	2.46%
Verizon Communications, Inc.	Telecommunication	11,241	535,845	2.09%
	Services
Boeing Co. (The)	Industrials	1,493	525,814	2.05%
Citigroup, Inc.	Financials	7,789	519,471	2.02%
Exxon Mobil Corp.	Energy	5,512	447,810	1.74%
Home Depot, Inc. (The)	Consumer Discretionary	2,257	421,030	1.64%
Amazon.com, Inc.	Consumer Discretionary	241	392,727	1.53%

Dynamic Risk Allocation Fund 69

A BASKET (MERRILL LYNCH MLFCF13) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Texas Instruments, Inc.	Information Technology	3,487	$390,199	1.52%
Valero Energy Corp.	Energy	3,109	376,823	1.47%
Union Pacific Corp.	Industrials	2,603	371,639	1.45%
Johnson & Johnson	Health Care	3,082	368,702	1.44%
Chevron Corp.	Energy	2,632	327,105	1.27%
Lowe’s Cos., Inc.	Consumer Discretionary	3,412	324,187	1.26%
NXP Semiconductor NV	Information Technology	2,604	296,909	1.16%
PepsiCo, Inc.	Consumer Staples	2,953	296,069	1.15%
Ralph Lauren Corp.	Consumer Discretionary	2,109	283,810	1.11%
Facebook, Inc. Class A	Information Technology	1,240	237,752	0.93%
Anthem, Inc.	Health Care	1,071	237,214	0.92%
Northrop Grumman Corp.	Industrials	713	233,402	0.91%
McDonald’s Corp.	Consumer Discretionary	1,452	232,388	0.91%
Electronic Arts, Inc.	Information Technology	1,775	232,328	0.90%
Merck & Co., Inc.	Health Care	3,783	225,225	0.88%
HP, Inc.	Information Technology	9,964	219,499	0.85%
Humana, Inc.	Health Care	743	216,074	0.84%
Intuit, Inc.	Information Technology	1,071	215,944	0.84%
IBM Corp.	Information Technology	1,485	209,909	0.82%
Eli Lilly & Co.	Health Care	2,424	206,120	0.80%
E*Trade Financial Corp.	Financials	3,226	204,365	0.80%
Entergy Corp.	Utilities	2,504	202,605	0.79%
L3 Technologies, Inc.	Industrials	1,011	200,512	0.78%
Marathon Petroleum Corp.	Energy	2,466	194,879	0.76%
McKesson Corp.	Health Care	1,365	193,751	0.75%
Tyson Foods, Inc. Class A	Consumer Staples	2,594	174,987	0.68%
Sysco Corp.	Consumer Staples	2,607	169,526	0.66%
Southwest Airlines Co.	Industrials	3,290	168,062	0.65%
Cigna Corp.	Health Care	975	165,096	0.64%
S&P Global, Inc.	Financials	818	161,458	0.63%
Walgreens Boots Alliance, Inc.	Consumer Staples	2,570	160,351	0.62%
AbbVie, Inc.	Health Care	1,604	158,713	0.62%
Celgene Corp.	Health Care	1,995	156,994	0.61%
VMware, Inc. Class A	Information Technology	1,134	155,923	0.61%
Kimberly-Clark Corp.	Consumer Staples	1,544	155,672	0.61%
Sherwin-Williams Co. (The)	Materials	401	152,057	0.59%
Ross Stores, Inc.	Consumer Discretionary	1,927	152,027	0.59%
Williams Cos., Inc. (The)	Energy	5,633	151,301	0.59%
Discovery Communications, Inc.	Consumer Discretionary	7,150	150,802	0.59%
Class A

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	2,032	$217,480	2.74%
Alphabet, Inc. Class A	Information Technology	172	189,260	2.39%

70 Dynamic Risk Allocation Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Information Technology	895	$167,164	2.11%
Intuit, Inc.	Information Technology	795	160,181	2.02%
Texas Instruments, Inc.	Information Technology	1,340	149,915	1.89%
McDonald’s Corp.	Consumer Discretionary	929	148,606	1.87%
Raytheon Co.	Industrials	704	147,483	1.86%
Occidental Petroleum Corp.	Energy	1,738	146,305	1.84%
Time Warner, Inc.	Consumer Discretionary	1,533	144,303	1.82%
American Express Co.	Financials	1,459	143,428	1.81%
Northrop Grumman Corp.	Industrials	432	141,241	1.78%
Humana, Inc.	Health Care	477	138,819	1.75%
Danaher Corp.	Health Care	1,389	137,946	1.74%
Constellation Brands, Inc. Class A	Consumer Staples	604	134,706	1.70%
PNC Financial Services Group, Inc.	Financials	926	132,798	1.67%
(The)
eBay, Inc.	Information Technology	3,451	130,183	1.64%
Cognizant Technology Solutions	Information Technology	1,708	128,676	1.62%
Corp. Class A
Exxon Mobil Corp.	Energy	1,579	128,262	1.62%
TJX Cos., Inc. (The)	Consumer Discretionary	1,388	125,374	1.58%
Pfizer, Inc.	Health Care	3,308	118,842	1.50%
Lowe’s Cos., Inc.	Consumer Discretionary	1,236	117,474	1.48%
American Electric Power Co., Inc.	Utilities	1,685	114,499	1.44%
Honeywell International, Inc.	Industrials	763	112,872	1.42%
Baxter International, Inc.	Health Care	1,381	97,808	1.23%
Kimberly-Clark Corp.	Consumer Staples	935	94,257	1.19%
Marathon Petroleum Corp.	Energy	1,188	93,888	1.18%
Johnson & Johnson	Health Care	785	93,859	1.18%
Norfolk Southern Corp.	Industrials	619	93,805	1.18%
Microsoft Corp.	Information Technology	943	93,221	1.18%
Allstate Corp. (The)	Financials	941	87,984	1.11%
Duke Energy Corp.	Utilities	1,139	87,872	1.11%
Facebook, Inc. Class A	Information Technology	456	87,416	1.10%
F5 Networks, Inc.	Information Technology	503	87,141	1.10%
Fidelity National Information	Information Technology	809	82,667	1.04%
Services, Inc.
Walt Disney Co. (The)	Consumer Discretionary	826	82,177	1.04%
Red Hat, Inc.	Information Technology	494	80,295	1.01%
HP, Inc.	Information Technology	3,572	78,689	0.99%
NetApp, Inc.	Information Technology	1,129	77,152	0.97%
General Dynamics Corp.	Industrials	381	76,936	0.97%
Verizon Communications, Inc.	Telecommunication	1,571	74,901	0.94%
	Services
Sysco Corp.	Consumer Staples	1,142	74,269	0.94%
Valero Energy Corp.	Energy	593	71,926	0.91%
Applied Materials, Inc.	Information Technology	1,362	69,188	0.87%
Harris Corp.	Industrials	434	65,340	0.82%

Dynamic Risk Allocation Fund 71

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Kinder Morgan, Inc.	Energy	3,864	$64,446	0.81%
Ross Stores, Inc.	Consumer Discretionary	808	63,701	0.80%
Waste Management, Inc.	Industrials	745	61,595	0.78%
UnitedHealth Group, Inc.	Health Care	248	60,002	0.76%
Equity Residential Trust R	Real Estate	935	59,827	0.75%
Exelon Corp.	Utilities	1,441	59,652	0.75%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/18
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$2,600,000	$274,141	$—	1/9/23	(2.76%) — At	USA Non Revised	$(274,141)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
13,000,000	1,030,107	—	8/7/22	(2.515%) — At	USA Non Revised	(1,030,107)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,600,000	129,773	—	8/8/22	(2.5325%) — At	USA Non Revised	(129,773)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
700,000	58,842	—	9/10/22	(2.5925%) — At	USA Non Revised	(58,842)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,300,000	353,466	—	2/8/23	(2.81%) — At	USA Non Revised	(353,466)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,900,000	511,525	—	7/19/23	(2.57%) — At	USA Non Revised	(511,525)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	32,224	—	8/7/25	(1.92%) — At	USA Non Revised	32,224
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,500,000	63,957	—	4/7/26	(1.858%) — At	USA Non Revised	63,957
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

72 Dynamic Risk Allocation Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$4,800,000	$2,146	$—	12/5/26	(2.308%) — At	USA Non Revised	$(2,146)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,600,000	39,089	—	5/5/27	(2.17%) — At	USA Non Revised	39,089
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,200,000	30,006	—	8/7/27	(2.085%) — At	USA Non Revised	30,006
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,500,000	69,846	(38)	11/7/27	(2.1438%) — At	USA Non Revised	69,808
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,000,000	4,964	(67)	3/7/28	(2.335%) — At	USA Non Revised	(5,031)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	493	(23)	4/6/28	(2.3075%) — At	USA Non Revised	(516)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(128)				$(2,130,463)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Barclays Bank PLC
EM Series 29	BBB–/P	$5,080	$200,000	$6,550	6/20/23	100 bp —	$(1,314)
Index						Quarterly
EM Series 29	BBB–/P	4,920	300,000	9,825	6/20/23	100 bp —	(4,430)
Index						Quarterly
EM Series 29	BBB–/P	201,160	9,400,000	307,850	6/20/23	100 bp —	(88,412)
Index						Quarterly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	59	6,000	65	5/11/63	200 bp —	(5)
Index						Monthly
CMBX NA A.7	A-/P	—	1,000	1	1/17/47	200 bp —	1
Index						Monthly

Dynamic Risk Allocation Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.6	BB/P	$4,923	$20,000	$3,880	5/11/63	500 bp —	$1,062
Index						Monthly
CMBX NA BBB–.7	BBB–/P	280	3,000	233	1/17/47	300 bp —	49
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	997	20,000	218	5/11/63	200 bp —	787
Index						Monthly
CMBX NA A.6	A/P	11,317	223,000	2,431	5/11/63	200 bp —	8,973
Index						Monthly
CMBX NA A.7	A-/P	1,288	35,000	35	1/17/47	200 bp —	1,337
Index						Monthly
CMBX NA A.7	A-/P	1,040	25,000	25	1/17/47	200 bp —	1,075
Index						Monthly
CMBX NA A.7	A-/P	943	24,000	24	1/17/47	200 bp —	976
Index						Monthly
CMBX NA BBB–.6	BBB–/P	109	1,000	112	5/11/63	300 bp —	(3)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	886	7,000	786	5/11/63	300 bp —	104
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,090	18,000	2,021	5/11/63	300 bp —	79
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	759	15,000	164	5/11/63	200 bp —	602
Index						Monthly
CMBX NA A.6	A/P	759	15,000	164	5/11/63	200 bp —	602
Index						Monthly
CMBX NA A.6	A/P	781	15,000	164	5/11/63	200 bp —	623
Index						Monthly
CMBX NA A.6	A/P	1,248	19,000	207	5/11/63	200 bp —	1,048
Index						Monthly
CMBX NA A.6	A/P	1,133	22,000	240	5/11/63	200 bp —	902
Index						Monthly
CMBX NA A.6	A/P	1,186	24,000	262	5/11/63	200 bp —	933
Index						Monthly
CMBX NA A.6	A/P	1,988	31,000	338	5/11/63	200 bp —	1,663
Index						Monthly
CMBX NA A.6	A/P	1,083	35,000	382	5/11/63	200 bp —	715
Index						Monthly
CMBX NA A.6	A/P	1,820	58,000	632	5/11/63	200 bp —	1,210
Index						Monthly
CMBX NA A.6	A/P	3,736	62,000	676	5/11/63	200 bp —	3,085
Index						Monthly
CMBX NA A.6	A/P	3,359	66,000	719	5/11/63	200 bp —	2,665
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52	1,000	112	5/11/63	300 bp —	(60)
Index						Monthly

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$317	$4,000	$449	5/11/63	300 bp —	$(130)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	613	9,000	1,011	5/11/63	300 bp —	(392)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,056	9,000	1,011	5/11/63	300 bp —	51
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,303	12,000	1,348	5/11/63	300 bp —	(37)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,298	12,000	1,348	5/11/63	300 bp —	(42)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,266	15,000	1,685	5/11/63	300 bp —	(410)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,941	23,000	2,583	5/11/63	300 bp —	(629)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,261	35,000	3,931	5/11/63	300 bp —	351
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,253	88,000	9,882	5/11/63	300 bp —	(1,578)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,194	109,000	12,241	5/11/63	300 bp —	(3,983)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	1,059	5,000	970	5/11/63	500 bp —	94
Index						Monthly
CMBX NA BB.6	BB/P	1,270	6,000	1,164	5/11/63	500 bp —	112
Index						Monthly
CMBX NA A.6	A/P	717	14,000	153	5/11/63	200 bp —	570
Index						Monthly
CMBX NA A.6	A/P	1,114	22,000	240	5/11/63	200 bp —	883
Index						Monthly
CMBX NA A.6	A/P	1,155	35,000	382	5/11/63	200 bp —	787
Index						Monthly
CMBX NA A.6	A/P	2,118	36,000	392	5/11/63	200 bp —	1,740
Index						Monthly
CMBX NA A.6	A/P	2,538	41,000	447	5/11/63	200 bp —	2,107
Index						Monthly
CMBX NA A.6	A/P	1,205	42,000	458	5/11/63	200 bp —	763
Index						Monthly
CMBX NA A.6	A/P	1,613	49,000	534	5/11/63	200 bp —	1,097
Index						Monthly
CMBX NA A.6	A/P	1,900	58,000	632	5/11/63	200 bp —	1,290
Index						Monthly
CMBX NA A.6	A/P	1,773	63,000	687	5/11/63	200 bp —	1,111
Index						Monthly
CMBX NA A.6	A/P	3,188	72,000	785	5/11/63	200 bp —	2,431
Index						Monthly
CMBX NA A.6	A/P	12,776	212,000	2,311	5/11/63	200 bp —	10,547
Index						Monthly

Dynamic Risk Allocation Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$21,201	$701,000	$7,641	5/11/63	200 bp —	$13,833
Index						Monthly
CMBX NA BBB–.6	BBB–/P	794	7,000	786	5/11/63	300 bp —	12
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,125	9,000	1,011	5/11/63	300 bp —	120
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,008	18,000	2,021	5/11/63	300 bp —	(3)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,112	19,000	2,134	5/11/63	300 bp —	(11)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,812	45,000	5,054	5/11/63	300 bp —	(215)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,574	105,000	11,792	5/11/63	300 bp —	844
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	310	6,000	65	5/11/63	200 bp —	247
Index						Monthly
CMBX NA A.6	A/P	726	12,000	131	5/11/63	200 bp —	599
Index						Monthly
CMBX NA BB.6	BB/P	1,473	6,000	1,164	5/11/63	500 bp —	315
Index						Monthly
CMBX NA BB.6	BB/P	3,203	13,000	2,522	5/11/63	500 bp —	694
Index						Monthly
Upfront premium received		364,262		Unrealized appreciation			69,089
Upfront premium (paid)		—		Unrealized depreciation			(101,654)
Total		$364,262		Total			$(32,565)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(4,036)	$20,000	$2,930	1/17/47	(500 bp) —	$(1,126)
					Monthly
CMBX NA BB.7 Index	(1,143)	7,000	1,026	1/17/47	(500 bp) —	(124)
					Monthly
CMBX NA BB.7 Index	(1,099)	7,000	1,026	1/17/47	(500 bp) —	(81)
					Monthly

76 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.7 Index	$(2,630)	$149,000	$28,906	5/11/63	(500 bp) —	$26,131
					Monthly
CMBX NA BB.7 Index	(5,099)	31,000	4,542	1/17/47	(500 bp) —	(588)
					Monthly
CMBX NA BBB–.7 Index	(78)	1,000	78	1/17/47	(300 bp) —	(1)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(2,557)	25,000	4,850	5/11/63	(500 bp) —	2,268
					Monthly
CMBX NA BB.7 Index	(303)	2,000	293	1/17/47	(500 bp) —	(12)
					Monthly
CMBX NA BB.7 Index	(6,904)	34,000	4,981	1/17/47	(500 bp) —	(1,956)
					Monthly
CMBX NA BB.7 Index	(2,130)	13,000	1,905	1/17/47	(500 bp) —	(238)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(958)	6,000	879	1/17/47	(500 bp) —	(85)
					Monthly
CMBX NA BB.7 Index	(799)	5,000	733	1/17/47	(500 bp) —	(72)
					Monthly
CMBX NA A.6 Index	(56)	6,000	65	5/11/63	(200 bp) —	7
					Monthly
CMBX NA A.7 Index	(1,138)	54,000	54	1/17/47	(200 bp) —	(1,213)
					Monthly
CMBX NA BB.6 Index	(399)	3,000	582	5/11/63	(500 bp) —	180
					Monthly
CMBX NA BB.6 Index	(281)	2,000	388	5/11/63	(500 bp) —	105
					Monthly
CMBX NA BB.7 Index	(8,388)	49,000	7,179	1/17/47	(500 bp) —	(1,258)
					Monthly
CMBX NA BB.7 Index	(2,192)	14,000	2,051	1/17/47	(500 bp) —	(154)
					Monthly
CMBX NA BB.7 Index	(1,786)	11,000	1,612	1/17/47	(500 bp) —	(186)
					Monthly
CMBX NA BB.7 Index	(1,620)	9,000	1,319	1/17/47	(500 bp) —	(310)
					Monthly
CMBX NA BB.7 Index	(1,099)	7,000	1,026	1/17/47	(500 bp) —	(81)
					Monthly
CMBX NA BB.7 Index	(973)	5,000	733	1/17/47	(500 bp) —	(245)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(4,337)	25,000	3,663	1/17/47	(500 bp) —	(699)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(2,614)	13,000	1,905	1/17/47	(500 bp) —	(723)
					Monthly

Dynamic Risk Allocation Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(2,121)	$11,000	$1,612	1/17/47	(500 bp) —	$(520)
					Monthly
CMBX NA BB.7 Index	(1,214)	6,000	879	1/17/47	(500 bp) —	(336)
					Monthly
Upfront premium received	—		Unrealized appreciation			28,691
Upfront premium (paid)	(55,954)		Unrealized depreciation			(10,008)
Total	$(55,954)		Total			$18,683

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/18
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 30	B+/P	$(184,947)	$3,107,000	$193,181	6/20/23	500 bp —	$36,282
Index						Quarterly
NA Investment	BBB+/P	(63,261)	3,900,000	60,005	6/20/23	100 bp —	4,220
Grade Index						Quarterly
Total		$(248,208)					$40,502

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/18
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 30	$1,488,091	$23,848,000	$1,482,773	6/20/23	(500 bp) —	$(209,932)
Index					Quarterly
Total	$1,488,091					$(209,932)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

78 Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$398,546	$2,444,653	$—
Capital goods	4,141,276	986,530	—
Communication services	823,687	1,193,282	—
Conglomerates	773,391	311,273	—
Consumer cyclicals	6,100,538	2,781,493	—
Consumer staples	3,715,931	1,966,033	—
Energy	2,896,206	1,289,221	7,430
Financials	12,730,286	5,855,203	—
Health care	5,423,927	1,744,804	—
Technology	11,341,514	2,488,908	—
Transportation	772,861	810,002	—
Utilities and power	1,922,057	634,087	—
Total common stocks	51,040,220	22,505,489	7,430

Asset-backed securities	—	1,041,397	—
Commodity linked notes	—	14,678,840	—
Convertible preferred stocks	—	52,748	—
Corporate bonds and notes	—	35,971,824	5
Foreign government and agency bonds and notes	—	729,895	—
Investment companies	718,428	—	—
Mortgage-backed securities	—	4,478,527	—
Purchased options outstanding	—	951,927	—
Senior loans	—	834,735	—
U.S. government and agency mortgage obligations	—	17,584,515	—
Warrants	552	—	—
Short-term investments	19,755,321	4,860,726	—
Totals by level	$71,514,521	$103,690,623	$7,435

Dynamic Risk Allocation Fund 79

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(323,492)	$—
Futures contracts	1,022,029	—	—
Written options outstanding	—	(2,061)	—
TBA sale commitments	—	(5,979,844)	—
Interest rate swap contracts	—	36,095	—
Total return swap contracts	—	(1,983,619)	—
Credit default contracts	—	(1,731,503)	—
Totals by level	$1,022,029	$(9,984,424)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund

Statement of assets and liabilities 5/31/18

ASSETS
Investment in securities, at value, including $138,535 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $141,153,488)	$155,673,208
Affiliated issuers (identified cost $19,539,371) (Notes 1 and 5)	19,539,371
Cash	136,634
Foreign currency (cost $3,625) (Note 1)	4,529
Dividends, interest and other receivables	634,891
Receivable for shares of the fund sold	70,273
Receivable for investments sold	49,735
Receivable for sales of delayed delivery securities (Note 1)	5,953,992
Receivable for variation margin on futures contracts (Note 1)	389,101
Receivable for variation margin on centrally cleared swap contracts (Note 1)	112,838
Unrealized appreciation on forward currency contracts (Note 1)	984,097
Unrealized appreciation on OTC swap contracts (Note 1)	290,366
Premium paid on OTC swap contracts (Note 1)	55,954
Prepaid assets	34,182
Total assets	183,929,171

LIABILITIES
Payable for investments purchased	274,530
Payable for purchases of delayed delivery securities (Note 1)	16,992,492
Payable for shares of the fund repurchased	281,565
Payable for compensation of Manager (Note 2)	12,007
Payable for custodian fees (Note 2)	28,721
Payable for investor servicing fees (Note 2)	29,929
Payable for Trustee compensation and expenses (Note 2)	20,036
Payable for administrative services (Note 2)	580
Payable for distribution fees (Note 2)	15,622
Payable for variation margin on futures contracts (Note 1)	97,964
Payable for variation margin on centrally cleared swap contracts (Note 1)	5,156
Unrealized depreciation on OTC swap contracts (Note 1)	157,532
Premium received on OTC swap contracts (Note 1)	364,262
Unrealized depreciation on forward currency contracts (Note 1)	1,307,589
Written options outstanding, at value (premiums $20,021) (Note 1)	2,061
TBA sale commitments, at value (proceeds receivable $5,946,992) (Note 1)	5,979,844
Collateral on securities loaned, at value (Note 1)	144,050
Collateral on certain derivative contracts, at value (Notes 1 and 9)	879,085
Other accrued expenses	89,390
Total liabilities	26,682,415

Net assets	$157,246,756

(Continued on next page)

Dynamic Risk Allocation Fund 81

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$144,791,325
Undistributed net investment income (Note 1)	2,829,088
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(3,175,357)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,801,700
Total — Representing net assets applicable to capital shares outstanding	$157,246,756

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($18,905,560 divided by 1,629,087 shares)	$11.61
Offering price per class A share (100/94.25 of $11.61)*	$12.32
Net asset value and offering price per class B share ($2,315,311 divided by 203,230 shares)**	$11.39
Net asset value and offering price per class C share ($5,811,952 divided by 509,028 shares)**	$11.42
Net asset value and redemption price per class M share ($297,214 divided by 25,647 shares)	$11.59
Offering price per class M share (100/96.50 of $11.59)*	$12.01
Net asset value, offering price and redemption price per class R share
($102,797 divided by 8,891 shares)	$11.56
Net asset value, offering price and redemption price per class R6 share
($81,403,248 divided by 7,028,107 shares)	$11.58
Net asset value, offering price and redemption price per class Y share
($48,410,674 divided by 4,162,094 shares)	$11.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund

Statement of operations Year ended 5/31/18

INVESTMENT INCOME
Interest (including interest income of $305,391 from investments in affiliated issuers) (Note 5)	$2,661,709
Dividends (net of foreign tax of $84,920)	2,187,504
Securities lending (net of expenses) (Notes 1 and 5)	2,223
Total investment income	4,851,436

EXPENSES
Compensation of Manager (Note 2)	1,146,035
Investor servicing fees (Note 2)	181,388
Custodian fees (Note 2)	98,891
Trustee compensation and expenses (Note 2)	8,136
Distribution fees (Note 2)	141,082
Administrative services (Note 2)	4,768
Blue sky expense	95,959
Other	143,781
Fees waived and reimbursed by Manager (Note 2)	(385,271)
Total expenses	1,434,769

Expense reduction (Note 2)	(2,249)
Net expenses	1,432,520

Net investment income	3,418,916

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	6,345,010
Net increase from payments by affiliates (Note 2)	2,227
Foreign currency transactions (Note 1)	24,459
Forward currency contracts (Note (1)	653,512
Futures contracts (Note 1)	105,916
Swap contracts (Note 1)	(172,513)
Written options (Note 1)	(215,555)
Total net realized gain	6,743,056
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	4,171,436
Assets and liabilities in foreign currencies	(3,793)
Forward currency contracts	(822,765)
Futures contracts	880,951
Swap contracts	(723,438)
Written options	21,261
Total change in net unrealized appreciation	3,523,652

Net gain on investments	10,266,708

Net increase in net assets resulting from operations	$13,685,624

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 83

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/18	Year ended 5/31/17
Operations
Net investment income	$3,418,916	$3,290,951
Net realized gain on investments
and foreign currency transactions	6,743,056	5,533,515
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,523,652	6,985,684
Net increase in net assets resulting from operations	13,685,624	15,810,150
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(505,565)	(454,645)
Class B	(49,532)	(40,778)
Class C	(130,069)	(121,685)
Class M	(5,868)	(5,263)
Class R	(3,083)	(1,236)
Class R6	(2,453,358)	(2,656,399)
Class Y	(1,444,735)	(1,214,828)
Increase in capital from payments from Affiliate (Note 2)	96,972	—
Decrease from capital share transactions (Note 4)	(28,513,638)	(11,669,627)
Total decrease in net assets	(19,323,252)	(354,311)

NET ASSETS
Beginning of year	176,570,008	176,924,319
End of year (including undistributed net investment
income of $2,829,088 and $2,611,074, respectively)	$157,246,756	$176,570,008

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 85

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2018	$10.96	.22	.74	.96	(.32)	—	(.32)	$0.01[g]	$11.61	8.86	$18,906	1.14	1.93	312[e]
May 31, 2017	10.28	.17	.76	.93	(.25)	—	(.25)	—	10.96	9.18	18,582	1.13	1.64	299[e]
May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	—	10.28	(5.14)	20,236	1.25	1.49	300[e]
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	—	11.10	.53	28,223	1.41	.91	245[e]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	—	11.58	9.59	33,884	1.40	.33	117[f]
Class B
May 31, 2018	$10.76	.13	.72	.85	(.23)	—	(.23)	$0.01[g]	$11.39	7.97	$2,315	1.89	1.18	312[e]
May 31, 2017	10.08	.09	.75	.84	(.16)	—	(.16)	—	10.76	8.41	2,669	1.88	.89	299[e]
May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.08	(5.91)	3,207	2.00	.75	300[e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	—	10.94	(.26)	3,829	2.16	.17	245[e]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	—	11.44	8.78	3,705	2.15	(.32)	117[f]
Class C
May 31, 2018	$10.78	.13	.72	.85	(.22)	—	(.22)	$0.01[g]	$11.42	7.99	$5,812	1.89	1.18	312[e]
May 31, 2017	10.09	.09	.75	.84	(.15)	—	(.15)	—	10.78	8.42	7,356	1.88	.88	299[e]
May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.09	(5.90)	9,659	2.00	.74	300[e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	—	10.95	(.27)	15,125	2.16	.16	245[e]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[f]
Class M
May 31, 2018	$10.94	.16	.73	.89	(.25)	—	(.25)	$0.01[g]	$11.59	8.29	$297	1.64	1.43	312[e]
May 31, 2017	10.27	.12	.75	.87	(.20)	—	(.20)	—	10.94	8.63	289	1.63	1.15	299[e]
May 31, 2016	11.11	.11	(.74)	(.63)	—	(.21)	(.21)	—	10.27	(5.63)	250	1.75	1.02	300[e]
May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	—	11.11	.01	336	1.91	.42	245[e]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	—	11.60	9.03	339	1.90	(.09)	117[f]
Class R
May 31, 2018	$10.93	.19	.73	.92	(.30)	—	(.30)	$0.01[g]	$11.56	8.51	$103	1.39	1.67	312[e]
May 31, 2017	10.21	.15	.75	.90	(.18)	—	(.18)	—	10.93	8.92	110	1.38	1.40	299[e]
May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	—	10.21	(5.40)	135	1.50	1.17	300[e]
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	—	11.02	.25	261	1.66	.66	245[e]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	—	11.52	9.34	484	1.65	.17	117[f]
Class R6
May 31, 2018	$10.94	.26	.73	0.99	(.36)	—	(.36)	$0.01[g]	$11.58	9.19	$81,403.75		2.31	312[e]
May 31, 2017	10.26	.22	.75	.97	(.29)	—	(.29)	—	10.94	9.65	102,097.75		2.04	299[e]
May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	—	10.26	(4.83)	96,118.81		2.17	300[e]
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	—	11.10	.79	30,007	1.11	1.23	245[e]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	—	11.61	9.93	2,055	1.11	.68	117[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 87

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class Y
May 31, 2018	$10.99	.25	.73	.98	(.35)	—	(.35)	$0.01[g]	$11.63	9.02	$48,411.89		2.17	312[e]
May 31, 2017	10.30	.20	.77	.97	(.28)	—	(.28)	—	10.99	9.56	45,467.88		1.90	299[e]
May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	—	10.30	(4.94)	47,321	1.00	1.62	300[e]
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	—	11.10	.79	135,058	1.16	1.17	245[e]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	—	11.59	9.87	133,332	1.15	.64	117[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	5/31/18	5/31/17	5/31/16	5/31/15	5/31/14
Class A	0.24%	0.23%	0.17%	0.10%	0.10%
Class B	0.24	0.23	0.17	0.10	0.10
Class C	0.24	0.23	0.17	0.10	0.10
Class M	0.24	0.23	0.17	0.10	0.10
Class R	0.24	0.23	0.17	0.10	0.10
Class R6	0.24	0.23	0.20	N/A	N/A
Class Y	0.24	0.23	0.17	0.10	0.10

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
May 31, 2014	212%

g Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 89

Notes to financial statements 5/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2017 through May 31, 2018.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically using leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

90 Dynamic Risk Allocation Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which

Dynamic Risk Allocation Fund 91

would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund

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after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

Dynamic Risk Allocation Fund 93

could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

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Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

Dynamic Risk Allocation Fund 95

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $549,264 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $459,881 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $144,050 and the value of securities loaned amounted to $138,535.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

96 Dynamic Risk Allocation Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,885,381	$—	$1,885,381

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,391,308 to increase undistributed net investment income, $13 to decrease paid-in capital and $1,391,295 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$20,369,911
Unrealized depreciation	(8,406,191)
Net unrealized appreciation	11,963,720
Undistributed ordinary income	2,409,844
Capital loss carryforward	(1,885,381)
Cost for federal income tax purposes	$154,286,464

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.723% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $353,516 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $31,755 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $2,227 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

Putnam Management has also reimbursed the fund $96,972 for a pricing error which occurred during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

98 Dynamic Risk Allocation Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$34,450	Class R	204
Class B	4,644	Class R6	40,840
Class C	12,227	Class Y	88,509
Class M	514	Total	$181,388

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,844 under the expense offset arrangements and by $405 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $117, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$46,775
Class B	1.00%	1.00%	25,233
Class C	1.00%	1.00%	66,427
Class M	1.00%	0.75%	2,095
Class R	1.00%	0.50%	552
Total			$141,082

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,647 and $16 from the sale of class A and class M shares, respectively, and received $435 and $117 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Dynamic Risk Allocation Fund 99

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$438,117,219	$459,043,229
U.S. government securities (Long-term)	—	—
Total	$438,117,219	$459,043,229

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	198,902	$2,251,499	258,228	$2,736,926
Shares issued in connection with
reinvestment of distributions	43,227	493,216	42,224	435,747
	242,129	2,744,715	300,452	3,172,673
Shares repurchased	(308,230)	(3,505,305)	(573,823)	(6,060,105)
Net decrease	(66,101)	$(760,590)	(273,371)	$(2,887,432)

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	1,921	$21,299	10,886	$112,780
Shares issued in connection with
reinvestment of distributions	4,228	47,524	3,843	39,087
	6,149	68,823	14,729	151,867
Shares repurchased	(50,898)	(566,737)	(84,726)	(883,609)
Net decrease	(44,749)	$(497,914)	(69,997)	$(731,742)

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	40,373	$449,972	93,863	$982,467
Shares issued in connection with
reinvestment of distributions	10,870	122,399	10,882	110,885
	51,243	572,371	104,745	1,093,352
Shares repurchased	(224,662)	(2,491,797)	(379,296)	(3,965,432)
Net decrease	(173,419)	$(1,919,426)	(274,551)	$(2,872,080)

100 Dynamic Risk Allocation Fund

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	3,687	$41,556	3,323	$35,302
Shares issued in connection with
reinvestment of distributions	514	5,868	509	5,263
	4,201	47,424	3,832	40,565
Shares repurchased	(4,978)	(56,342)	(1,735)	(18,164)
Net increase (decrease)	(777)	$(8,918)	2,097	$22,401

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	1,469	$16,466	3,531	$37,463
Shares issued in connection with
reinvestment of distributions	141	1,601	93	957
	1,610	18,067	3,624	38,420
Shares repurchased	(2,739)	(31,554)	(6,815)	(71,573)
Net decrease	(1,129)	$(13,487)	(3,191)	$(33,153)

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,496,720	$38,241,197	662,523	$7,012,621
Shares issued in connection with
reinvestment of distributions	215,775	2,453,358	258,405	2,656,399
	3,712,495	40,694,555	920,928	9,669,020
Shares repurchased	(6,017,580)	(66,293,580)	(954,414)	(10,065,791)
Net decrease	(2,305,085)	$(25,599,025)	(33,486)	$(396,771)

	YEAR ENDED 5/31/18		YEAR ENDED 5/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	548,443	$6,252,757	578,921	$6,130,295
Shares issued in connection with
reinvestment of distributions	125,093	1,428,565	115,333	1,191,390
	673,536	7,681,322	694,254	7,321,685
Shares repurchased	(650,061)	(7,395,600)	(1,148,165)	(12,092,535)
Net increase (decrease)	23,475	$285,722	(453,911)	$(4,770,850)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	5,549	62.4%	$64,146
Class R6	1,148	<0.1	13,294

At the close of the reporting period, two shareholders of record owned 20.1% and 30.9% respectively, of the outstanding shares of the fund.

Dynamic Risk Allocation Fund 101

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/17	cost	proceeds	income	of 5/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$226,725	$8,321,627	$8,404,302	$5,944	$144,050
Putnam Short Term
Investment Fund**	30,538,557	90,218,990	101,362,226	305,391	19,395,321
Total Short-term
investments	$30,765,282	$98,540,617	$109,766,528	$311,335	$19,539,371

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

102 Dynamic Risk Allocation Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$160,000
Purchased currency options (contract amount)	$5,000,000
Written equity option contracts (contract amount)	$71,000
Written currency options (contract amount)	$3,700,000
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$90,300,000
Centrally cleared interest rate swap contracts (notional)	$75,500,000
OTC total return swap contracts (notional)	$84,400,000
Centrally cleared total return swap contracts (notional)	$31,800,000
OTC credit default contracts (notional)	$13,800,000
Centrally cleared credit default contracts (notional)	$20,500,000
Warrants (number of warrants)	59,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$363,540*	Unrealized depreciation	$2,095,043*
Foreign exchange
contracts	Investments, Receivables	989,072	Payables	1,307,589
Investments,
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	1,396,563*	Payables	40,502
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,271,280*	Unrealized depreciation	2,607,393*
Total		$4,020,455		$6,050,527

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Risk Allocation Fund 103

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$533,546	$533,546
Foreign exchange
contracts	—	7,104	—	653,512	—	$660,616
Equity contracts	17,491	(1,765,941)	536,970	—	326,668	$(884,812)
Interest rate
contracts	—	—	(431,054)	—	(1,032,727)	$(1,463,781)
Total	$17,491	$(1,758,837)	$105,916	$653,512	$(172,513)	$(1,154,431)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(591,360)	$(591,360)
Foreign exchange
contracts	—	1,568	—	(822,765)	—	$(821,197)
Equity contracts	(24,449)	290,099	432,482	—	(197,882)	$500,250
Interest rate
contracts	—	—	448,469	—	65,804	$514,273
Total	$(24,449)	$291,667	$880,951	$(822,765)	$(723,438)	$(398,034)

104 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 105

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	West Pac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$27,409	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$27,409
OTC Total return
swap contracts*#	139,185	—	—	47,308	—	—	—	—	—	—	6,093	—	—	—	—	—	—	—	192,586
Centrally cleared total return
swap contracts§	—	—	68,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	68,168
OTC Credit default
contracts — protection sold*#	—	—	—	—	1	117	—	—	—	—	—	—	—	—	—	—	—	—	118
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	4,947	33,349	—	11,956	—	—	16,452	3,638	—	4,370	—	—	—	—	74,712
Centrally cleared credit
default contracts§	—	—	17,261	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	17,261
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	389,101	—	—	—	—	—	389,101
Forward currency contracts#	101,830	30,433	—	106,321	—	30,650	—	210,202	45,699	157,837	—	—	—	—	46,861	153,970	49,423	50,871	984,097
Purchased options**#	356,563	—	—	318,611	—	—	—	—	4,975	271,778	—	—	—	—	—	—	—	—	951,927
Total Assets	$597,578	$30,433	$112,838	$472,240	$4,948	$64,116	$—	$222,158	$50,674	$429,615	$22,545	$3,638	$389,101	$4,370	$46,861	$153,970	$49,423	$50,871	$2,705,379
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,121	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,121
OTC Total return
swap contracts*#	—	6,420	—	38,441	—	1,009	—	—	—	—	—	—	—	—	—	—	—	—	45,870
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	—	305,316	—	—	4,156	5,459	—	39,217	—	—	38,940	—	—	3,857	—	—	—	—	396,945
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	75	—	—	—	—	—	—	—	75
Centrally cleared credit
default contracts§	—	—	3,035	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,035
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	97,964	—	—	—	—	—	97,964
Forward currency contracts#	68,425	62,213	—	122,549	—	35,803	—	328,807	54,068	368,580	—	—	—	—	—	163,783	77,567	25,794	1,307,589
Written options#	—	—	—	—	—	—	6	—	—	—	—	—	—	—	—	—	2,055	—	2,061
Total Liabilities	$68,425	$373,949	$5,156	$160,990	$4,156	$42,271	$6	$368,024	$54,068	$368,580	$39,015	$—	$97,964	$3,857	$—	$163,783	$79,622	$25,794	$1,855,660

106 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 107

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$529,153	$(343,516)	$107,682	$311,250	$792	$21,845	$(6)	$(145,866)	$(3,394)	$61,035	$(16,470)	$3,638	$291,137	$513	$46,861	$(9,813)	$(30,199)	$25,077	$849,719
Total collateral received
(pledged)†##	$519,085	$(233,438)	$—	$311,250	$—	$—	$—	$(114,712)	$—	$—	$(16,470)	$—	$—	$—	$—	$—	$—	$—
Net amount	$10,068	$(110,078)	$107,682	$—	$792	$21,845	$(6)	$(31,154)	$(3,394)	$61,035	$—	$3,638	$291,137	$513	$46,861	$(9,813)	$(30,199)	$25,077
Controlled collateral
received (including
TBA commitments)**	$519,085	$—	$—	$360,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$879,085
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(233,438)	$—	$—	$—	$—	$—	$(114,712)	$—	$—	$(111,731)	$—	$—	$—	$—	$—	$—	$—	$(459,881)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $647,263 and $2,665,971, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

108 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 109

Federal tax information (Unaudited)

The fund designated 26.83% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 50.53%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

110 Dynamic Risk Allocation Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Dynamic Risk Allocation Fund 111

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2018, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

112 Dynamic Risk Allocation Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Risk Allocation Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
High Yield Fund
Global Sector	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund
Global Natural Resources Fund	Tax-free Income
Global Sector Fund	AMT-Free Municipal Fund
Global Technology Fund	Intermediate-Term Municipal Income Fund
Global Telecommunications Fund	Short-Term Municipal Income Fund
Global Utilities Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Growth
Growth Opportunities Fund	State tax-free income funds‡:
International Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Sustainable Future Fund
Sustainable Leaders Fund

114 Dynamic Risk Allocation Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN735 311447 7/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2018	$76,478	$ —	$5,288	$ —
May 31, 2017	$80,256	$ —	$5,150	$ —

For the fiscal years ended May 31, 2018 and May 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,288 and $5,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2018	$ —	$ —	$ —	$ —

May 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective, except as discussed in the following statement, to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms. Management of the Fund did not have appropriate financial reporting controls to identify the mispricing of a commodity linked note due to an incorrect security set up by the Fund’s pricing vendor. The mispricing of the commodity linked note was discovered prior to the issuance of the report for the period ended May 31, 2018. Management has enhanced its procedures related to the valuation of commodity linked notes.

(b) Changes in internal control over financial reporting: Subsequent to the reporting period, Management of the Fund has designed additional financial reporting controls to enhance the detection of mispriced securities.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 27, 2018